$109,433,000
                                  (Approximate)
                                 GSAMP 2003-SEA
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Initial         Estimated
                       Approximate          Expected        Pass-Through      Avg. Life       Principal Payment       Moody's/S&P
  Certificates      Principal Balance    Credit Support       Rate (1)        (yrs) (2)         Window (2)(3)       Expected Rating
-----------------------------------------------------------------------------------------------------------------------------------
A-1                        $103,077,000       6.75%       LIBOR + [ ] bps        2.56           09/03 - 06/10           Aaa/AAA
M-1                          $3,040,000       4.00%       LIBOR + [ ] bps        4.62           10/06 - 06/10             A2/A
B-1                          $1,105,000       3.00%       LIBOR + [ ] bps        4.61           09/06 - 06/10          Baa1/BBB+
B-2                          $1,106,000       2.00%       LIBOR + [ ] bps        4.56           09/06 - 06/10           Baa2/BBB
B-3                          $1,105,000       1.00%       LIBOR + [ ] bps        4.16           09/06 - 10/09          Baa3/BBB-
   Total              $109,433,000 (4)
-----------------------------------------------------------------------------------------------------------------------------------

(1) See the Definitions section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The Stated Final Maturity Date for the Certificates is the Distribution Date in February 2033.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 10%.


Selected Mortgage Pool Data (5)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Group 1                   Group 2                   Total
                                                            (Adjustable Rate)           (Fixed Rate)
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                   $62,450,063               $48,088,793             $110,538,856
Number of Mortgage Loans:                                              694                       835                    1,529
Average Scheduled Principal Balance:                               $89,986                   $57,591                  $72,295
Weighted Average Gross Current Rate:                                 9.87%                    11.03%                   10.38%
Weighted Average Net Rate:                                           9.37%                    10.53%                    9.88%
Weighted Average Current FICO Score  (6):                              588                       596                      592
Weighted Average Current Amortized LTV Ratio:                       70.77%                    67.24%                   69.24%
Weighted Average Stated Remaining Term (months):                       288                       243                      268
Weighted Average Seasoning (months):                                    71                        75                       73
Weighted Average Months to Roll (7):                                     5                       N/A                        3
Weighted Average Gross Margin (7):                                   5.83%                       N/A                    5.83%
Weighted Average Net Margin (7):                                     5.33%                       N/A                    5.33%
Weighted Average Next Adjustment Rate Cap (7):                       1.45%                       N/A                    1.45%
Weighted Average Gross Maximum Lifetime Rate (7):                   15.22%                       N/A                   15.22%
-------------------------------------------------------- ------------------------- ------------------------- -----------------------

(5) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(6) 94% of the loans have FICO scores updated as of June 2003, while the remainder have a FICO score from the time of origination or thereafter.

(7) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

|X| The mortgage loans in the transaction consist of seasoned, sub-prime, fixed and adjustable rate, primarily single-family residential mortgage loans (the "Mortgage Loans") acquired from Southern Pacific Funding Corp ("SPFC") (85%) and others (15%).

|X| As of July 1, 2003 the Mortgage Loans are current (95.9%), 30-59 days delinquent (3.7%), or 60 or more days delinquent (0.4%).

|X|   The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

|X| Credit support for the Certificates will be provided through excess spread, overcollateralization, subordination and a Financial Guarantee Provider insurance policy covering the Class A-1 Certificates.

|X| The transaction will be modeled on Intex as "GSA03SEA" and on Bloomberg as "GSAMP 2003-SEA".

|X| The Offered Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:               August 25th, 2003
Cut-off Date:                        August 1st, 2003
Expected Pricing Date:               On or before August 14th, 2003
First Distribution Date:             September 25th, 2003
Information Date:                    The Mortgage Loan information is as of
                                     July 1, 2003

Key Terms
---------

Offered Certificates:                Class A-1, Class M-1, Class B-1,
                                     Class B-2, and Class B-3
                                     Certificates (together with the
                                     Class B-1 and Class B-2
                                     Certificates, the "Class B
                                     Certificates")

Manager:                             Goldman, Sachs & Co.

Depositor:                           GS Mortgage Securities Corp.

Servicer:                            Litton

Trustee:                             JPMorgan Chase Bank

Financial Guarantee Provider:        A financial guaranty insurance
                                     policy will be issued with respect
                                     to the Class A-1 Certificates by
                                     AMBAC Assurance Corp. ("AMBAC").
                                     The Financial Guarantee Provider
                                     will unconditionally and
                                     irrevocably guarantee timely
                                     payments of interest and the full
                                     payment of principal on the final
                                     maturity date, of the Class A-1
                                     Certificates.


Servicing Fee:                       50 bps

Trustee Fee:                         0.50 bps

Distribution Date:                   25th day of the month or the following
                                     Business Day

Record Date:                         For any Distribution Date, the last
                                     Business Day of the accrual period

Delay Days:                          0 day delay

Day Count:                           Actual/360 basis

Interest Accrual:                    From and including the prior Distribution
                                     Date to and including the day prior to the current Distribution Date.

Pricing Prepayment Assumption:       25% CPR Fixed Rate; 30% CPR Adjustable Rate





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                       The initial weighted average net
                                     coupon of the mortgage pool will
                                     be greater than the interest rate
                                     on the Offered Certificates,
                                     resulting in excess cash flow
                                     calculated in the following
                                     manner:

                                     Initial Gross WAC:                        10.376%
                                        Less Fees & Expenses (1):               0.691%
                                     Net WAC:                                   9.685%
                                        Less Initial Certificate Coupon (2):    1.654%
                                     Initial Excess Spread:                     8.031%

                                          (1)   Includes the Servicing Fee,
                                                Trustee Fee and Financial
                                                Guarantee Provider insurance
                                                premium rate.
                                          (2)   Assumes 1-month LIBOR equal to
                                                1.10%, initial marketing spreads
                                                and a 30-day month.


Advancing:                           The Servicer will advance principal and
                                     interest.

Compensating Interest:               The Servicer will provide
                                     Compensating Interest equal to the
                                     lesser of (A) the aggregate of the
                                     Prepayment Interest Shortfalls on
                                     the Mortgage Loans for the related
                                     Distribution Date resulting from
                                     Principal Prepayments on the
                                     applicable Mortgage Loans during
                                     the related Prepayment Period and
                                     (B) 50% of the applicable
                                     aggregate Servicing Fee received
                                     for the related Distribution Date.


Optional Clean-up Call:              The transaction has a 10% optional
                                     clean-up call to be held, in order
                                     of priority and subject to certain
                                     requirements in the pooling and
                                     servicing agreement, by (i) the
                                     majority holder of the excess cash
                                     flow certificates, (ii) any holder
                                     of the excess cash flow
                                     certificates, and (iii) the
                                     Financial Guarantee Provider. In
                                     addition, Litton will hold a 5%
                                     optional clean-up call, subject to
                                     certain requirements in the
                                     pooling and servicing agreement.


Rating Agencies:                     Moody's Investors Service, Inc. and
                                     Standard & Poor's Ratings Group

Minimum Denomination:                Class A-1 Certificates - $25,000
                                     Class M-1 Certificates and Class B
                                     Certificates - $250,000

Legal Investment:                    It is anticipated that none of the Offered
                                     Certificates will be SMMEA eligible.

ERISA Eligible:                      Underwriter's exemption is
                                     expected to apply to the Class A-1
                                     Certificates only. However,
                                     prospective purchasers should
                                     consult their own counsel.


Tax Treatment:                       All Offered Certificates represent
                                     REMIC regular interests and, to a
                                     limited extent, interests in
                                     certain basis risk interest
                                     carryover payments pursuant to the
                                     payment priorities in the
                                     transaction, which interest in
                                     certain basis risk interest
                                     carryover payments will be treated
                                     for tax purposes as an interest
                                     rate cap contract.

Prospectus:                          The Offered Certificates will be
                                     offered pursuant to a prospectus
                                     supplemented by a prospectus
                                     supplement (together, the
                                     "Prospectus"). Complete
                                     information with respect to the
                                     Offered Certificates and the
                                     underlying collateral will be
                                     contained in the Prospectus. The
                                     information herein is qualified in
                                     its entirety by the information
                                     appearing in the Prospectus. To
                                     the extent that the information
                                     herein is inconsistent with the
                                     Prospectus, the Prospectus shall
                                     govern in all respects. Sales of
                                     the Offered Certificates may not
                                     be consummated unless the
                                     purchaser has received the
                                     Prospectus.

                                     PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                     FOR A DESCRIPTION OF INFORMATION THAT
                                     SHOULD BE CONSIDERED IN CONNECTION WITH AN
                                     INVESTMENT IN THE OFFERED CERTIFICATES.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Certificates as described herein. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) overcollateralization (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) a financial guaranty insurance policy provided by the Financial Guarantee Provider for the benefit of the Class A-1 Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A-1 Certificates is greater than or equal to 13.50%.

------------------------------------------------------------------------------------------------------------------------------------
                   Class                          Initial Subordination Percentage*                Step-Down Date Percentage**
------------------------------------------------------------------------------------------------------------------------------------
                    A-1                                         6.75%                                        13.50%
------------------------------------------------------------------------------------------------------------------------------------
                    M-1                                         4.00%                                         8.00%
------------------------------------------------------------------------------------------------------------------------------------
                    B-1                                         3.00%                                         6.00%
------------------------------------------------------------------------------------------------------------------------------------
                    B-2                                         2.00%                                         4.00%
------------------------------------------------------------------------------------------------------------------------------------
                    B-3                                         1.00%                                         2.00%
------------------------------------------------------------------------------------------------------------------------------------

* % of original collateral balance
** % of collateral balance as of each Distribution Date





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ Day Rolling Average equals or exceeds 15% (the 60+ Day Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during the periods set forth below, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------------------
              Distribution Dates                                Cumulative Realized Loss Percentage [to be updated]
------------------------------------------------------------------------------------------------------------------------------------
         September 2006 - August 2007                          1.50% for the first month, plus an additional 1/12th
                                                                        of 1.50% for each month thereafter,
------------------------------------------------------------------------------------------------------------------------------------
         September 2007 - August 2008                          3.00% for the first month, plus an additional 1/12th
                                                                        of 1.50% for each month thereafter,
------------------------------------------------------------------------------------------------------------------------------------
         September 2008 - August 2009                          4.50% for the first month, plus an additional 1/12th
                                                                        of 1.75% for each month thereafter,
------------------------------------------------------------------------------------------------------------------------------------
           September 2009 and after                                                    6.25%
------------------------------------------------------------------------------------------------------------------------------------

Step-Up Pass-Through Rates. For all Offered Certificates the pass-through rate will increase after the Optional Clean-up Call date, if the call is not exercised. The pass-through rate for the Class A-1 Certificates will increase to one-month LIBOR plus 2 times their respective original margins and the pass-through rates for the Class M-1 and Class B Certificates will increase to one-month LIBOR plus 1.5 times their respective original margins.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Net Rate. A per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the first day of the related Due Period less the Servicing Fee, Trustee Fee, and solely for purposes of determining the Net Rate on the A-1 Certificates, the Financial Guaranty Provider fees (calculated on an actual/360 day count basis).

WAC Cap. As to any Distribution Date, (x) the Net Rate multiplied by (y) (i) 30, divided by (ii) the actual number of days in the accrual period.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any Class of Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) to the Class A-1 Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider,

(c)        to the Class M-1 Certificates, its Accrued Certificate Interest, and

(d) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider, to the extent not reimbursed from the Interest Remittance Amount,

(c) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

(d) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Financial Guarantee Provider for any prior un-reimbursed draws for either interest or principal payments on the Class A-1 Certificates as well as other amounts due to the Financial Guarantee Provider, to the extent not reimbursed from the Interest Remittance Amount,

(c) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(e) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the

           Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(f) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (v) any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and

      (vi) sequentially, to the Class M-1, Class B-1, Class B-2 and Class B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated to the Class B-3, Class B-2, Class B-1 and Class M-1 Certificates, in such order, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee, Trustee Fee and Financial Guarantee Provider insurance premium.

Accrued Certificate Interest. For any Distribution Date on each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related due period and received by the servicer on or prior to the related determination date or advanced by the servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month in which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds, and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans with respect to which the repurchase obligation arose during the month prior to the month in which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

      (v) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less Servicing Fee, Trustee Fee and Financial Guarantee Provider insurance premium), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date is the excess, if any, of
(i) the actual overcollateralization, over (ii) the Target Overcollateralization Amount for such Distribution Date.

Overcollateralization Deficiency Amount. For any Distribution Date is the excess, if any, of (i) the Target Overcollateralization Amount, over (ii) the actual overcollateralization for such Distribution Date.

Target Overcollateralization Amount: For any Distribution Date, (i) prior to the Step-down Date, 1.00% of the original pool balance, or (ii) on and after the Step-down Date, the greater of (x) 2.00% of the then current pool balance as of the last day of the related collection period, and (y) 0.50% of the original pool balance provided that upon the occurrence and during the continuance of a Trigger Event, the Target Overcollateralization Amount will equal the Target Overcollateralization Amount as of the immediately preceding Distribution Date.

Class A-1 Principal Distribution Amount. After the Step-Down Date, and if no Trigger Event is in effect, an amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date, over

(y)   the lesser of:

      (a) the product of (i) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (ii) approximately 86.50%, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)   the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date), and

      (b) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over

(y)   the lesser of:

      (a) the product of (i) approximately 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)   the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date),

      (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and

      (c) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over

(y)   the lesser of:

      (a) the product of (i) approximately 94.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.

Class B-2 Principal Distribution Amount. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)   the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date),

      (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

      (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

      (d) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over

(y)   the lesser of:

      (a) the product of (i) approximately 96.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)   the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date),

      (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

      (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

      (d) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and

      (e) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over

(y)   the lesser of:

      (a) the product of (i) approximately 98.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of Cut-off Date.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven Peak CDR Table for the Subordinate Certificates
---------------------------------------------------------

The assumptions for the breakeven Peak CDR table below are as follows:

|X| 1-month and 6-month forward LIBOR and 1-Year CMT curve assumptions as of July 22, 2003.

|X| 25% voluntary CPR (excluding losses) Fixed Rate; 30% voluntary CPR (excluding losses) Adjustable Rate

|X| 0% CDR for six months, increasing linearly to the Peak CDR (set forth in each scenario for each class below) by month nine.

|X| 0 months lag from default to liquidation, servicer advances principal and interest and 100% loss severity.

|X| M-1 and B-1 are priced at par, while B-2 and B-3 are priced at 98.0138% and 87.8713%, respectively.

|X| First Dollar Loss Scenario: The highest Peak CDR at which each bond receives its full principal and interest entitlement. For example, the Class M-1 Certificates do not receive any losses unless the CDR increases to more than 7.1% by month nine and remains at that level or higher thereafter.

|X| 0% Yield Return Scenario: The Peak CDR at which each bond receives cashflows equal to the invested amount. For example, if the CDR reaches 8.3% by month nine and remains constant thereafter, an investment in the Class M-1 Certificates would yield approximately 0%.

   --------- ---------------------------    ------------------------------------------      ----------------------------------------
   M-1                                                  First Dollar Loss                                0% Yield Return
             ---------------------------    ------------------------------------------      ----------------------------------------
             Peak CDR                       7.1%                                            8.3%
             ---------------------------    ------------------------------------------      ----------------------------------------
             Total Collateral Loss          10.37%                                          9.38%
             ---------------------------    ------------------------------------------      ----------------------------------------
             Class M-1 Principal            $0.00 (0.00%)                                   $1,872,357.13 (61.59%)
             Writedown
             ---------------------------    ------------------------------------------      ----------------------------------------
             Weighted Average Life          $16,292,319.35 (14.74%)                         $18,577,505.65 (16.81%)
             ---------------------------    ------------------------------------------      ----------------------------------------

   --------- ---------------------------    ------------------------------------------      ----------------------------------------
   B-1                                                  First Dollar Loss                                0% Yield Return
             ---------------------------    ------------------------------------------      ----------------------------------------
             Peak CDR                       6.3%                                            7.0%
             ---------------------------    ------------------------------------------      ----------------------------------------
             Total Collateral Loss          12.92%                                          10.93%
             ---------------------------    ------------------------------------------      ----------------------------------------
             Class B-1 Principal            $0.00 (0.00%)                                   $870,368.57 (78.77%)
             Writedown
             ---------------------------    ------------------------------------------      ----------------------------------------
             Weighted Average Life          $14,703,549.32 (13.30%)                         $16,096,657.98 (14.56%)
             ---------------------------    ------------------------------------------      ----------------------------------------

   --------- ---------------------------    ------------------------------------------      ----------------------------------------
   B-2                                                  First Dollar Loss                                0% Yield Return
             ---------------------------    ------------------------------------------      ----------------------------------------
             Peak CDR                       5.4%                                            6.2%
             ---------------------------    ------------------------------------------      ----------------------------------------
             Total Collateral Loss          13.36%                                          10.49%
             ---------------------------    ------------------------------------------      ----------------------------------------
             Class B-2 Principal
             Writedown                      $0.00 (0.00%)                                   $950,660.87 (85.95%)
             ---------------------------    ------------------------------------------      ----------------------------------------
             Weighted Average Life          $12,849,828.05 (11.62%)                         $14,501,115.78 (13.12%)
             ---------------------------    ------------------------------------------      ----------------------------------------

   --------- ---------------------------    ------------------------------------------      ----------------------------------------
   B-3                                                  First Dollar Loss                                0% Yield Return
             ---------------------------    ------------------------------------------      ----------------------------------------
             Peak CDR                       4.5%                                            5.3%
             ---------------------------    ------------------------------------------      ----------------------------------------
             Total Collateral Loss          13.75%                                          10.20%
             ---------------------------    ------------------------------------------      ----------------------------------------
             Class B-3 Principal
             Writedown                      $0.00 (0.00%)                                   $980,486.84 (88.73%)
             ---------------------------    ------------------------------------------      ----------------------------------------
             Weighted Average Life          $10,921,855.90 (9.88%)                          $12,639,354.22 (11.43%)
             ---------------------------    ------------------------------------------      ----------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

--------------------------------------------------------------------------------
Scheduled Principal Balance:                                  $110,538,856
Number of Mortgage Loans:                                            1,529
Average Scheduled Principal Balance:                               $72,295
Weighted Average Gross Current Rate:                                10.38%
Weighted Average Net Rate:                                           9.88%
Weighted Average Current FICO Score:                                   592
Weighted Average Current Amortized LTV Ratio:                       69.24%
Weighted Average Stated Remaining Term (months):                       268
Weighted Average Seasoning (months):                                    73
Weighted Average Months to Roll:                                         3
Weighted Average Gross Margin:                                       5.83%
Weighted Average Net Margin:                                         5.33%
Weighted Average Next Adjustment Rate Cap:                           1.45%
Weighted Average Gross Maximum Lifetime Rate:                       15.22%
--------------------------------------------------------------------------------



                    Distribution by Current Principal Balance

                                                                                                           Weighted
                                     Aggregate      Pct Of                    Weighted                        Avg       Weighted
                    Number Of        Principal     Mort Pool                    Avg           Average       Current        Avg
Current Principal    Mortgage         Balance       By Agg        Gross       Current        Principal     Amortized    Seasoning
    Balance           Loans         Outstanding    Prin Bal       Coupon     FICO Score       Balance         LTV         (Mo.)
    -------           -----         -----------    --------       ------     ----------       -------         ---         -----
 $0 - $25,000          147           $2,780,110      2.52%        11.575%       604          $18,912         44.25%        77
 $25,001 - $50,000     542           20,514,293     18.56         11.217        602           37,849         61.07         77
 $50,001 - $75,000     356           21,812,442     19.73         10.719        591           61,271         69.53         77
 $75,001 - $100,000    210           18,143,052     16.41         10.160        592           86,395         70.52         72
 $100,001 -
 $150,000              157           18,585,639     16.81         10.058        586          118,380         74.61         75
 $150,001 -
 $200,000               60           10,083,432      9.12         10.340        597          168,057         72.20         71
 $200,001 -
 $250,000               20            4,384,754      3.97          9.809        593          219,238         76.22         62
 $250,001 -
 $300,000               11            3,024,657      2.74          9.371        553          274,969         73.14         64
 $300,001 -
 $450,000               13            4,584,831      4.15         10.108        546          352,679         71.41         83
 $450,001 & Above       13            6,625,645      5.99          8.706        616          509,665         73.02         47
                     -----         ------------    ------         ------        ---          -------         -----         --
 TOTAL               1,529         $110,538,856    100.00%        10.376%       592          $72,295         69.24%        73
                     =====         ============    ======         ======        ===          =======         =====         ==




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                       Weighted
                                  Aggregate         Pct of                   Weighted                     Avg      Weighted
                   Number of      Principal        Mort Pool                   Avg        Average       Current      Avg
                   Mortgage        Balance          By Agg        Gross      Current     Principal     Amortized  Seasoning
Current Rate         Loans       Outstanding       Prin Bal       Coupon    FICO Score    Balance         LTV       (Mo.)
---------------      -----       -----------       --------       ------    ----------    -------         ---       -----
Below 7.00%                8      $  1,489,263        1.35%       6.613%       649       $186,158        80.24%       29
7.00- 7.49%               10         1,625,827        1.47        7.227        604        162,583        81.44        33
7.50- 7.99%               32         3,974,988        3.60        7.708        614        124,218        76.25        52
8.00- 8.49%               21         2,419,270        2.19        8.223        606        115,203        73.32        49
8.50- 8.99%               96        10,062,189        9.10        8.758        584        104,814        71.26        68
9.00- 9.49%               90         8,803,850        7.96        9.202        605         97,821        71.86        69
9.50- 9.99%              165        14,529,591       13.14        9.751        578         88,058        70.39        72
10.00-10.49%             169        11,842,576       10.71       10.226        609         70,074        67.23        79
10.50-10.99%             284        20,258,255       18.33       10.734        601         71,332        67.83        77
11.00-11.49%             182        11,115,884       10.06       11.212        581         61,076        69.94        81
11.50-11.99%             186        10,789,699        9.76       11.702        576         58,009        68.05        80
12.00-12.49%              91         5,095,896        4.61       12.174        584         55,999        67.14        77
12.50-12.99%              98         4,558,018        4.12       12.703        573         46,510        64.48        75
13.00-13.49%              38         1,660,939        1.50       13.190        569         43,709        65.00        75
13.50-13.99%              27         1,094,275        0.99       13.742        586         40,529        55.80        71
14.00% & Above            32         1,218,336        1.10       14.552        610         38,073        50.49        80
                       -----      ------------      ------       ------        ---       --------        -----        --
TOTAL                  1,529      $110,538,856      100.00%      10.376%       592       $ 72,295        69.24%       73
                       =====      ============      ======       ======        ===       ========        =====        ==


                              Distribution by Lien

                                                                                                       Weighted
                                  Aggregate         Pct of                   Weighted                     Avg      Weighted
                   Number of      Principal        Mort Pool                   Avg        Average       Current      Avg
                   Mortgage        Balance          By Agg        Gross      Current     Principal     Amortized  Seasoning
     Lien            Loans       Outstanding       Prin Bal       Coupon    FICO Score    Balance         LTV       (Mo.)
     ----            -----       -----------       --------       ------    ----------    -------         ---       -----
First                1,453       $107,627,583        97.37%       10.345%       591       $74,073        70.55%      74
Second                  76          2,911,273         2.63        11.547        623        38,306        20.51       24
                     -----       ------------       ------        ------        ---       -------        -----       --
TOTAL                1,529       $110,538,856       100.00%       10.376%       592       $72,295        69.24%      73
                     =====       ============       ======        ======        ===       =======        =====       ==


                    Distribution by Rate Adjustment Frequency

                                                                                                         Weighted
                                    Aggregate         Pct of                   Weighted                     Avg      Weighted
   Rate              Number of      Principal        Mort Pool                   Avg        Average       Current      Avg
 Adjustment           Mortgage       Balance          By Agg        Gross      Current     Principal     Amortized  Seasoning
 Frequency             Loans       Outstanding       Prin Bal       Coupon    FICO Score    Balance         LTV       (Mo.)
 ----------            -----       -----------       --------       ------    ----------    -------         ---       -----
Semi-Annually            686      $ 61,546,961          55.68%        9.888%     588       $ 89,719        70.68%       71
Annually                   8           903,102           0.82         8.667      588        112,888        77.00        80
N/A                      835        48,088,793          43.50        11.033      596         57,591        67.24        75
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==


                      Distribution by Months to Rate Reset

                                                                                                         Weighted
                                    Aggregate         Pct of                   Weighted                     Avg      Weighted
                     Number of      Principal        Mort Pool                   Avg        Average       Current      Avg
 Months to            Mortgage       Balance          By Agg        Gross      Current     Principal     Amortized  Seasoning
 Rate Reset            Loans       Outstanding       Prin Bal       Coupon    FICO Score    Balance         LTV       (Mo.)
 ----------            -----       -----------       --------       ------    ----------    -------         ---       -----
1-3                       256     $ 22,298,454         20.17%       10.150%      580       $ 87,103        69.30%      82
4-6                       377       30,836,857         27.90        10.064       593         81,795        68.48       80
7-12                       18        2,021,739          1.83         9.350       540        112,319        77.47       29
13-24                      43        2,021,739          1.83         9.350       540        112,319        77.47        9
N/A                       835       48,088,793         43.50        11.033       596         57,591        67.24       75
                        -----     ------------        ------        ------       ---       --------        -----       --
TOTAL                   1,529     $110,538,856        100.00%       10.376%      592       $ 72,295        69.24%      73
                        =====     ============        ======        ======       ===       ========        =====       ==




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Next Cap


                                                                                                        Weighted
                                  Aggregate         Pct of                   Weighted                     Avg      Weighted
                    Number of     Principal        Mort Pool                   Avg        Average       Current      Avg
                    Mortgage       Balance          By Agg        Gross      Current     Principal     Amortized   Seasoning
Next Cap             Loans       Outstanding       Prin Bal       Coupon    FICO Score    Balance         LTV        (Mo.)
---------            -----       -----------       --------       ------    ----------    -------         ---        -----
1.0%                     253      $ 23,374,961        21.15%       9.700%      590       $ 92,391        69.47%       83
1.5%                     404        32,699,612        29.58       10.291       581         80,940        69.12        73
2.0%                       8           805,478         0.73        8.892       596        100,685        76.35        77
3.0%                      29         5,570,012         5.04        8.259       626        192,069        85.14         9
N/A                      835        48,088,793        43.50       11.033       596         57,591        67.24        75
                       -----      ------------       ------       ------       ---       --------       ------        --
TOTAL                  1,529      $110,538,856       100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============       ======       ======       ===       ========       ======        ==


                        Distribution by Life Maximum Rate


                                                                                                        Weighted
                                  Aggregate         Pct of                   Weighted                     Avg      Weighted
                    Number of     Principal        Mort Pool                   Avg        Average       Current      Avg
Life Maximum        Mortgage       Balance          By Agg        Gross      Current     Principal     Amortized   Seasoning
Rate                 Loans       Outstanding       Prin Bal       Coupon    FICO Score    Balance         LTV        (Mo.)
------------         -----       -----------       --------       ------    ----------    -------         ---        -----
Below 7.00%               10      $  1,066,647           0.96%       9.719%      546       $106,665        68.60%       88
7.00- 7.99%               93         8,719,760           7.89        9.460       602         93,761        66.46        84
12.00-12.99%               2         1,022,784           0.93        6.629       685        511,392        79.42         8
13.00-13.99%              11         2,470,862           2.24        7.386       654        224,624        77.98        36
14.00-14.99%              30         3,434,352           3.11        8.193       578        114,478        77.53        40
15.00-15.99%              77         8,093,767           7.32        8.969       577        105,114        72.83        64
16.00-16.99%             150        14,563,416          13.17        9.637       585         97,089        71.34        72
17.00-17.99%             155        12,468,385          11.28       10.522       593         80,441        70.92        78
18.00-18.99%              97         6,854,249           6.20       11.534       561         70,662        69.83        77
19.00% & Above            69         3,755,841           3.40       12.569       581         54,432        62.68        78
N/A                      835        48,088,793          43.50       11.033       596         57,591        67.24        75
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==


                             Distribution by Margin


                                                                                                        Weighted
                                  Aggregate         Pct of                   Weighted                     Avg      Weighted
                    Number of     Principal        Mort Pool                   Avg        Average       Current      Avg
                    Mortgage       Balance          By Agg        Gross      Current     Principal     Amortized   Seasoning
Margin               Loans       Outstanding       Prin Bal       Coupon    FICO Score    Balance         LTV        (Mo.)
------------         -----       -----------       --------       ------    ----------    -------         ---        -----
2.00- 3.99%               11      $  1,965,631         1.78%       7.404%      630       $178,694        73.85%       52
4.00- 4.49%                5           751,073         0.68        7.586       676        150,215        73.19        33
4.50- 4.99%               52         6,005,125         5.43        8.941       601        115,483        68.61        78
5.00- 5.49%              117        12,437,056        11.25        9.695       594        106,300        70.42        82
5.50- 5.99%              163        16,011,052        14.48        9.691       593         98,227        73.55        73
6.00- 6.49%              153        11,305,568        10.23       10.259       587         73,893        68.95        72
6.50- 6.99%              102         7,392,650         6.69       10.573       573         72,477        69.14        68
7.00- 7.49%               60         4,480,780         4.05       10.409       548         74,680        70.39        43
7.50- 7.99%               16         1,155,891         1.05       12.047       559         72,243        66.58        75
8.00- 8.49%                8           462,366         0.42       12.346       589         57,796        75.02        62
8.50% & Above              7           482,871         0.44       13.074       543         68,982        75.41        42
N/A                      835        48,088,793        43.50       11.033       596         57,591        67.24        75
                       -----      ------------       ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856       100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============       ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Product Type

                                                                                                          Weighted
                                  Aggregate           Pct of                   Weighted                     Avg      Weighted
                    Number of     Principal          Mort Pool                   Avg        Average       Current      Avg
                    Mortgage       Balance            By Agg        Gross      Current     Principal     Amortized   Seasoning
Product Type         Loans       Outstanding         Prin Bal       Coupon    FICO Score    Balance         LTV        (Mo.)
------------         -----       -----------         --------       ------    ----------    -------         ---        -----
1 Yr. ARM                  7      $    778,122           0.70%       8.513%      592       $111,160        77.09%       81
2/28 ARM                  56         8,778,224           7.94        8.562       594        156,754        82.59        10
3/27 ARM                   1           266,167           0.24        9.490       515        266,167        57.86        13
6 Mo. LIBOR              630        52,627,551          47.61       10.111       588         83,536        68.77        81
Fixed                    835        48,088,793          43.50       11.033       596         57,591        67.24        75
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==

                          Distribution by Amortization

                                                                                                         Weighted
                                    Aggregate           Pct of                 Weighted                     Avg      Weighted
                    Number of       Principal          Mort Pool                 Avg        Average       Current      Avg
                    Mortgage         Balance            By Agg      Gross      Current     Principal     Amortized   Seasoning
Amortization         Loans         Outstanding         Prin Bal     Coupon    FICO Score    Balance         LTV        (Mo.)
------------         -----         -----------         --------     ------    ----------    -------         ---        -----
10 Year Amort              7      $    136,932           0.12%      11.290%      617       $ 19,562        27.14%       78
10 Year Balloon            1            15,479           0.01       10.625       502         15,479        19.35        21
15 Year Amort            205         6,736,312           6.09       11.237       626         32,860        44.05        69
15 Year Balloon           61         3,543,547           3.21       11.036       587         58,091        72.68        70
30 Year Amort          1,243        99,522,546          90.03       10.289       590         80,066        70.96        73
30 Year Balloon           12           584,040           0.53       11.182       599         48,670        57.06        53
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==


                   Distribution by Primary Mortgage Insurance

                                                                                                         Weighted
                                    Aggregate           Pct of                 Weighted                     Avg      Weighted
                    Number of       Principal          Mort Pool                 Avg        Average       Current      Avg
Mortgage            Mortgage         Balance            By Agg      Gross      Current     Principal     Amortized   Seasoning
Insurance            Loans         Outstanding         Prin Bal     Coupon    FICO Score    Balance         LTV        (Mo.)
------------         -----         -----------         --------     ------    ----------    -------         ---        -----
> 80% Orig. LTV, MI       14      $  1,461,675           1.32%       8.336%      539       $104,405        97.42%       32
> 80% Orig. LTV, no MI   254        23,499,392          21.26       10.191       572         92,517        86.13        65
Under 80% Orig. LTV    1,261        85,577,789          77.42       10.462       598         67,865        64.12        76
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==


                            Distribution by Zip Code

                                                                                                      Weighted
                                    Aggregate         Pct of                 Weighted                    Avg      Weighted
                    Number of       Principal        Mort Pool                 Avg        Average      Current      Avg
                    Mortgage         Balance          By Agg      Gross      Current     Principal    Amortized   Seasoning
Zip Code             Loans         Outstanding       Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------         -----         -----------       --------     ------    ----------    -------        ---        -----
33016                    3      $    898,415           0.81%      10.934%      580       $299,472        82.43%       87
92570                   12           709,221           0.64       10.783       663         59,102        61.16        85
91710                    2           639,114           0.58        9.328       705        319,557        53.21        85
80110                    1           617,033           0.56       11.500       495        617,033        63.61        83
30017                    1           561,040           0.51        7.625       679        561,040        94.29        10
11238                    1           531,350           0.48        7.250       695        531,350        79.42         9
92832                    1           526,000           0.48        6.750       737        526,000        79.94         9
91301                    2           503,040           0.46        9.156       491        251,520        67.11        16
92694                    1           496,784           0.45        6.500       629        496,784        78.86         7
92592                    1           486,800           0.44        9.850       561        486,800        75.83        76
Others               1,504       104,570,059          94.60       10.444       590         69,528        69.00        74
                     -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                     =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                        Weighted
                                      Aggregate         Pct of                 Weighted                    Avg      Weighted
                      Number of       Principal        Mort Pool                 Avg        Average      Current      Avg
                      Mortgage         Balance          By Agg      Gross      Current     Principal    Amortized   Seasoning
State                  Loans         Outstanding       Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------           -----         -----------       --------     ------    ----------    -------        ---        -----
California (Southern)    197      $ 18,354,198          16.60%       9.703%      616       $ 93,169        65.55%       71
California (Northern)    108         8,662,849           7.84       10.102       600         80,212        64.83        76
Oregon                   120         7,931,050           7.17       10.492       615         66,092        63.88        80
Washington               125         7,400,181           6.69       10.509       602         59,201        63.44        82
Florida                  100         7,001,264           6.33       10.664       578         70,013        71.95        75
Georgia                   88         6,100,276           5.52       10.585       587         69,321        75.78        72
Texas                     52         4,219,435           3.82       10.290       570         81,143        75.94        67
Alabama                   98         4,013,987           3.63       11.000       564         40,959        73.77        78
New York                  30         3,398,472           3.07       10.621       609        113,282        71.52        67
Colorado                  34         3,311,971           3.00       10.644       586         97,411        64.98        77
Others                   577        40,145,174          36.32       10.519       580         69,576        71.53        70
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==

                      Distribution by Current Amortized LTV

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current Amortized LTV  Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
---------------------  -----       -----------         --------     ------    ----------    -------        ---        -----
Below 50.00%             261      $ 10,369,062           9.38%      10.881%      635       $ 39,728        33.18%       66
50.01 - 60.00%           197        11,713,253          10.60       10.505       603         59,458        55.96        79
60.01 - 70.00%           394        27,656,797          25.02       10.586       598         70,195        65.10        81
70.01 - 80.00%           412        35,964,569          32.54       10.236       586         87,293        74.99        73
80.01 - 85.00%           126        11,512,686          10.42       10.215       565         91,371        82.22        68
85.01 - 90.00%            90         7,820,290           7.07       10.667       563         86,892        86.61        72
90.01 - 95.00%            15         2,082,526           1.88        8.478       644        138,835        93.84        27
95.01 - 100.00%           28         2,996,056           2.71        9.237       559        107,002        97.21        43
100.01 - 125.00%           6           423,617           0.38        9.124       548         70,603       107.83        42
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==


                        Distribution by Occupancy Status

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Occupancy Status       Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
---------------------  -----       -----------         --------     ------    ----------    -------        ---        -----
Owner Occupied         1,238      $ 93,931,958          84.98%      10.284%      588       $ 75,874        69.96%       72
Non Owner                291        16,606,898          15.02       10.897       615         57,068        65.12        79
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Property Type          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Single Family            940      $ 68,416,049          61.89%      10.416%      583       $ 72,783        69.25%       74
PUD                      184        16,113,679          14.58        9.826       593         87,574        72.10        70
Man Housing              246        12,936,418          11.70       10.666       616         52,587        64.94        73
2-4 Family                96         8,518,742           7.71       10.552       615         88,737        71.40        65
Condo                     47         3,152,294           2.85       10.472       609         67,070        67.79        79
Mixed Use                  6           674,711           0.61       10.896       679        112,452        49.88        78
Townhouse                  9           644,339           0.58       10.724       549         71,593        79.57        83
N/A                        1            82,623           0.07       10.750       N/A         82,623        80.00        78
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==


                       Distribution by Current FICO Score

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current FICO Score     Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
740 & Above               78      $  4,273,816           3.87%      10.078%      768       $ 54,793        59.61%       79
720-739                   41         3,358,647           3.04        9.528       727         81,918        60.63        72
700-719                   65         4,671,622           4.23       10.413       708         71,871        68.83        73
680-699                   75         5,171,038           4.68       10.551       691         68,947        63.95        66
660-679                   91         6,651,538           6.02        9.966       671         73,094        67.88        68
640-659                  102         6,669,694           6.03       10.360       649         65,389        65.70        71
620-639                   93         6,868,356           6.21       10.217       630         73,853        67.36        69
600-619                  122         7,833,075           7.09       10.629       610         64,206        66.36        76
580-599                  125         9,649,989           8.73       10.253       589         77,200        69.21        78
560-579                  117         9,077,454           8.21       10.555       568         77,585        70.55        78
540-559                  136        10,251,568           9.27       10.495       549         75,379        73.10        73
520-539                  146        11,746,534          10.63       10.435       530         80,456        71.88        75
500-519                  129         8,924,676           8.07       10.522       511         69,184        71.74        67
480-499                  104         7,848,871           7.10       10.475       490         75,470        73.40        70
400-479                   66         5,151,033           4.66       10.537       466         78,046        74.09        70
N/A                       39         2,390,945           2.16       10.283       N/A         61,306        71.26        81
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==


                  Distribution by Remaining Months To Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Remaining Months      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
To Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1 - 72                     9      $    213,051           0.19%      11.199%      644       $ 23,672        50.85%       79
73 - 84                   15           333,990           0.30       11.276       601         22,266        43.60        97
85 - 96                   53         1,746,388           1.58       11.474       637         32,951        45.75        88
97 - 108                 159         6,218,667           5.63       11.145       602         39,111        60.76        78
109 - 120                  3           182,103           0.16       10.996       492         60,701        85.98        64
121 - 180                 42         2,119,910           1.92       10.941       618         50,474        40.32        25
181 - 240                 26         1,279,861           1.16       10.859       622         49,225        29.10        32
241 - 300              1,131        85,962,034          77.77       10.506       591         76,005        69.56        82
301 - 360                 91        12,482,853          11.29        8.753       579        137,174        84.28        15
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution By Original Months To Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Remaining Months      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
To Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
0 - 120                    8      $    152,411           0.14%      11.223%      605       $ 19,051        26.35%       72
121 - 180                266        10,279,859           9.30       11.168       613         38,646        53.92        69
181 - 300                 33         1,662,746           1.50       10.698       608         50,386        40.53        29
301 - 360              1,222        98,443,840          89.06       10.287       589         80,560        71.39        74
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,529      $110,538,856         100.00%      10.376%      592       $ 72,295        69.24%       73
                       =====      ============         ======       ======       ===       ========        =====        ==




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

--------------------------------------------------------------------------------
Scheduled Principal Balance:                                   $62,450,063
Number of Mortgage Loans:                                              694
Average Scheduled Principal Balance:                               $89,986
Weighted Average Gross Current Rate:                                 9.87%
Weighted Average Net Rate:                                           9.37%
Weighted Average Current FICO Score:                                   588
Weighted Average Current Amortized LTV Ratio:                       70.77%
Weighted Average Stated Remaining Term (months):                       288
Weighted Average Seasoning (months):                                    71
Weighted Average Months to Roll:                                         5
Weighted Average Gross Margin:                                       5.83%
Weighted Average Net Margin:                                         5.33%
Weighted Average Next Adjustment Rate Cap:                           1.45%
Weighted Average Gross Maximum Lifetime Rate:                       15.22%
--------------------------------------------------------------------------------




                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current Principal     Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Balance                Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
$0 - $25,000              39      $    656,307           1.05%      11.463%      591       $ 16,828        53.16%       83
$25,001 - $50,000        178         6,882,061          11.02       10.665       602         38,663        63.40        80
$50,001 - $75,000        165        10,218,868          16.36       10.344       585         61,933        67.57        77
$75,001 - $100,000       126        10,928,514          17.50        9.789       585         86,734        72.40        74
$100,001 - $150,000       98        11,634,467          18.63        9.796       586        118,719        73.69        73
$150,001 - $200,000       45         7,595,731          12.16       10.193       587        168,794        74.43        69
$200,001 - $250,000       13         2,837,518           4.54        9.135       609        218,271        73.76        59
$250,001 - $300,000       10         2,730,168           4.37        9.397       553        273,017        70.43        68
$300,001 - $450,000        8         2,810,986           4.50        9.694       552        351,373        69.96        80
$450,001 & Above          12         6,155,443           9.86        8.545       615        512,954        72.41        44
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current Rate           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 7.00%                5      $  1,255,607           2.01%       6.685%      673       $251,121        76.46%       25
7.00- 7.49%                6         1,212,668           1.94        7.220       630        202,111        76.18        34
7.50- 7.99%               25         3,294,837           5.28        7.715       625        131,793        72.45        57
8.00- 8.49%               17         2,134,407           3.42        8.227       614        125,553        71.59        52
8.50- 8.99%               81         8,909,201          14.27        8.750       582        109,990        70.49        69
9.00- 9.49%               78         7,915,687          12.68        9.205       608        101,483        70.56        71
9.50- 9.99%              117        11,130,464          17.82        9.742       571         95,132        72.09        74
10.00-10.49%              78         6,281,261          10.06       10.215       595         80,529        70.56        77
10.50-10.99%              98         8,070,984          12.92       10.698       592         82,357        71.81        78
11.00-11.49%              60         4,381,388           7.02       11.238       564         73,023        69.28        80
11.50-11.99%              50         3,319,809           5.32       11.666       555         66,396        69.68        77
12.00-12.49%              23         1,526,700           2.44       12.166       564         66,378        70.22        77
12.50-12.99%              32         1,855,272           2.97       12.709       565         57,977        61.99        71
13.00-13.49%               7           348,131           0.56       13.206       570         49,733        61.28        76
13.50-13.99%               1            86,173           0.14       13.990       656         86,173        63.36        74
14.00% & Above            16           727,475           1.16       14.578       592         45,467        60.75        78
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                              Distribution by Lien

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Lien                   Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
First                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                    Distribution by Rate Adjustment Frequency

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Rate Adjustment       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Frequency              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Semi-annually            686      $ 61,546,961          98.55%       9.888%      588       $ 89,719        70.68%       71
Annually                   8           903,102           1.45        8.667       588        112,888        77.00        80
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                      Distribution by Months to Rate Reset

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Months to             Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Rate Reset             Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1-3                      256      $ 22,298,454          35.71%      10.150%      580       $ 87,103        69.30%       82
4-6                      377        30,836,857          49.38       10.064       593         81,795        68.48        80
7-12                      18         2,021,739           3.24        9.350       540        112,319        77.47        29
13-24                     43         7,293,013          11.68        8.342       608        169,605        83.09         9
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Next Cap


                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Next Cap               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1.0%                     253      $ 23,374,961          37.43%       9.700%      590       $ 92,391        69.47%       83
1.5%                     404        32,699,612          52.36       10.291       581         80,940        69.12        73
2.0%                       8           805,478           1.29        8.892       596        100,685        76.35        77
3.0%                      29         5,570,012           8.92        8.259       626        192,069        85.14         9
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                        Distribution by Life Maximum Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Life Maximum          Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Rate                   Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 7.00%               10      $  1,066,647           1.71%       9.719%      546       $106,665        68.60%       88
7.00- 7.99%               93         8,719,760          13.96        9.460       602         93,761        66.46        84
12.00-12.99%               2         1,022,784           1.64        6.629       685        511,392        79.42         8
13.00-13.99%              11         2,470,862           3.96        7.386       654        224,624        77.98        36
14.00-14.99%              30         3,434,352           5.50        8.193       578        114,478        77.53        40
15.00-15.99%              77         8,093,767          12.96        8.969       577        105,114        72.83        64
16.00-16.99%             150        14,563,416          23.32        9.637       585         97,089        71.34        72
17.00-17.99%             155        12,468,385          19.97       10.522       593         80,441        70.92        78
18.00-18.99%              97         6,854,249          10.98       11.534       561         70,662        69.83        77
19.00% & Above            69         3,755,841           6.01       12.569       581         54,432        62.68        78
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                             Distribution by Margin

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Margin                 Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
2.00- 3.99%              11      $  1,965,631           3.15%       7.404%      630       $178,694        73.85%       52
4.00- 4.49%               5           751,073           1.20        7.586       676        150,215        73.19        33
4.50- 4.99%              52         6,005,125           9.62        8.941       601        115,483        68.61        78
5.00- 5.49%             117        12,437,056          19.92        9.695       594        106,300        70.42        82
5.50- 5.99%             163        16,011,052          25.64        9.691       593         98,227        73.55        73
6.00- 6.49%             153        11,305,568          18.10       10.259       587         73,893        68.95        72
6.50- 6.99%             102         7,392,650          11.84       10.573       573         72,477        69.14        68
7.00- 7.49%              60         4,480,780           7.17       10.409       548         74,680        70.39        43
7.50- 7.99%              16         1,155,891           1.85       12.047       559         72,243        66.58        75
8.00- 8.49%               8           462,366           0.74       12.346       589         57,796        75.02        62
8.50% & Above             7           482,871           0.77       13.074       543         68,982        75.41        42
                        ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                   694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                        ===      ============         ======        =====       ===       ========        =====        ==




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Product Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Product Type           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1 Yr. ARM                  7      $    778,122           1.25%       8.513%      592       $111,160        77.09%       81
2/28 ARM                  56         8,778,224          14.06        8.562       594        156,754        82.59        10
3/27 ARM                   1           266,167           0.43        9.490       515        266,167        57.86        13
6 Mo. LIBOR              630        52,627,551          84.27       10.111       588         83,536        68.77        81
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                          Distribution by Amortization

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortization           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
15 Year Amort             17      $    466,496           0.75%      10.189%      627       $ 27,441        55.54%       88
30 Year Amort            677        61,983,567          99.25        9.868       588         91,556        70.89        71
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                   Distribution by Primary Mortgage Insurance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Primary Mortgage      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Insurance              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
> 80% Orig. LTV, MI        1      $     71,852           0.12%      12.625%      506       $ 71,852        84.04%       20
> 80% Orig. LTV, No
MI                       113        12,561,700          20.11        9.641       575        111,165        86.59        57
Under 80% Orig. LTV      580        49,816,511          79.77        9.925       592         85,891        66.76        74
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                            Distribution by Zip Code

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Zip Code               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
80110                      1      $    617,033           0.99%      11.500%      495       $617,033        63.61%       83
91710                      1           569,835           0.91        9.125       721        569,835        51.81        85
30017                      1           561,040           0.90        7.625       679        561,040        94.29        10
11238                      1           531,350           0.85        7.250       695        531,350        79.42         9
92832                      1           526,000           0.84        6.750       737        526,000        79.94         9
92694                      1           496,784           0.80        6.500       629        496,784        78.86         7
92592                      1           486,800           0.78        9.850       561        486,800        75.83        76
91301                      1           486,351           0.78        8.990       487        486,351        68.99        13
91001                      1           481,195           0.77        9.375       580        481,195        54.99        78
93960                      1           474,176           0.76        8.500       586        474,176        66.32        74
Others                   684        57,219,500          91.62        9.988       586         83,654        70.71        73
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
State                  Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
California (Southern)     99      $ 11,895,735          19.05%       9.098%      622       $120,159        69.44%       70
California (Northern)     46         4,823,402           7.72        9.414       590        104,857        69.33        82
Washington                59         4,131,069           6.61       10.036       589         70,018        66.07        83
Oregon                    55         3,920,131           6.28       10.196       597         71,275        68.05        79
Texas                     40         3,509,867           5.62       10.150       573         87,747        76.03        68
Florida                   38         3,141,612           5.03        9.873       574         82,674        71.13        68
Colorado                  22         2,593,681           4.15       10.535       575        117,895        64.60        78
New York                  14         2,142,665           3.43       10.072       619        153,047        72.67        60
New Jersey                16         1,979,928           3.17        9.920       584        123,745        72.75        68
Georgia                   17         1,906,013           3.05        9.062       597        112,118        78.30        50
Others                   288        22,405,961          35.88       10.216       572         77,798        71.97        69
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                      Distribution by Current Amortized LTV

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current               Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortized LTV          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 50.00%              72      $  3,379,912           5.41%      10.017%      623       $ 46,943        38.91%       83
50.01 - 60.00%            77         6,454,464          10.34       10.008       596         83,824        55.67        77
60.01 - 70.00%           205        16,838,328          26.96       10.132       593         82,138        64.93        80
70.01 - 80.00%           226        23,143,807          37.06        9.737       585        102,406        75.26        68
80.01 - 85.00%            60         6,529,597          10.46        9.758       557        108,827        82.50        63
85.01 - 90.00%            33         3,433,378           5.50       10.011       571        104,042        86.80        65
90.01 - 95.00%             7         1,255,450           2.01        7.827       649        179,350        94.38        19
95.01 - 100.00%           12         1,283,582           2.06        9.825       603        106,965        97.59        46
100.01 - 125.00%           2           131,545           0.21       11.362       586         65,772       100.62        53
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                        Distribution by Occupancy Status

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Occupancy Status       Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Owner Occupied           552      $ 53,833,170          86.20%       9.790%      585       $ 97,524        71.67%       70
Non Owner                142         8,616,894          13.80       10.376       607         60,682        65.16        78
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Property Type          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Single Family            430      $ 38,342,550          61.40%       9.970%      581       $ 89,169        70.11%       73
PUD                       81        10,593,919          16.96        9.189       595        130,789        74.00        67
Man Housing               93         5,450,814           8.73       10.148       596         58,611        67.09        68
2-4 Family                50         4,879,836           7.81       10.052       612         97,597        73.52        60
Condo                     33         2,602,084           4.17       10.197       604         78,851        69.43        81
Townhouse                  4           256,044           0.41       10.856       603         64,011        82.19        78
Mixed Use                  2           242,192           0.39        9.181       679        121,096        60.15        74
N/A                        1            82,623           0.13       10.750       N/A         82,623        80.00        78
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                       Distribution by Current FICO Score

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current FICO          Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Score                  Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
740 & Above               27         1,734,425           2.78%       9.274%      768       $ 64,238        64.57%       85
720-739                   13         1,947,482           3.12        8.580       727        149,806        63.07        64
700-719                   32         2,439,025           3.91        9.893       710         76,220        70.53        72
680-699                   33         2,879,655           4.61       10.126       691         87,262        67.85        61
660-679                   39         3,677,108           5.89        9.044       672         94,285        73.68        63
640-659                   45         3,901,571           6.25        9.629       648         86,702        71.45        71
620-639                   36         3,673,563           5.88        9.606       630        102,043        70.82        63
600-619                   50         3,868,740           6.19        9.954       609         77,375        68.59        76
580-599                   66         6,351,691          10.17        9.970       588         96,238        69.85        78
560-579                   56         5,334,488           8.54       10.143       568         95,259        72.72        78
540-559                   60         5,595,341           8.96        9.896       549         93,256        73.48        72
520-539                   66         6,772,228          10.84        9.946       529        102,610        72.11        72
500-519                   60         5,183,424           8.30       10.121       512         86,390        69.45        61
480-499                   51         4,310,794           6.90       10.424       491         84,525        69.62        71
400-479                   36      $  3,174,582           5.08       10.248       464         88,183        74.87        68
 N/A                      24         1,605,948           2.57        9.729       N/A         66,914        70.53        86
                         ---      ------------         ------        -----       ---       --------        -----        --
 TOTAL                   694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months To Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Remaining Months      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
To Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1 - 72                     1      $     66,770           0.11%      10.375%      701       $ 66,770       100.05%       76
73 - 84                   10           202,396           0.32       10.063       619         20,240        43.26        97
85 - 96                    3            90,040           0.14        8.800       627         30,013        41.98        95
97 - 108                   3           107,290           0.17       11.475       577         35,763        62.38        75
121 - 180                  1            32,656           0.05       12.990       488         32,656        54.43        95
241 - 300                616        52,570,816          84.18       10.078       588         85,342        68.92        81
301 - 360                 60         9,380,096          15.02        8.680       589        156,335        81.94        11
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==


                   Distribution By Original Months To Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Original Months       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
To Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
121 - 180                 17      $    466,496           0.75%      10.189%      627       $ 27,441        55.54%       88
181 - 300                  1            32,656           0.05       12.990       488         32,656        54.43        95
301 - 360                676        61,950,912          99.20        9.867       588         91,643        70.89        71
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    694      $ 62,450,063         100.00%       9.871%      588       $ 89,986        70.77%       71
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Fixed Rate Mortgage Loans

--------------------------------------------------------------------------------
Scheduled Principal Balance:                                   $48,088,793
Number of Mortgage Loans:                                              835
Average Scheduled Principal Balance:                               $57,591
Weighted Average Gross Current Rate:                                11.03%
Weighted Average Net Rate:                                          10.53%
Weighted Average Current FICO Score:                                   596
Weighted Average Current Amortized LTV Ratio:                       67.24%
Weighted Average Stated Remaining Term (months):                       243
Weighted Average Seasoning (months):                                    75
--------------------------------------------------------------------------------


                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current Principal     Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Balance                Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
$0 - $25,000             108      $  2,123,803           4.42%      11.609%      608       $ 19,665        41.49%       75
$25,001 - $50,000        364        13,632,232          28.35       11.496       602         37,451        59.89        76
$50,001 - $75,000        191        11,593,574          24.11       11.049       595         60,699        71.26        77
$75,001 - $100,000        84         7,214,538          15.00       10.721       603         85,887        67.69        68
$100,001 - $150,000       59         6,951,171          14.45       10.496       585        117,816        76.15        77
$150,001 - $200,000       15         2,487,702           5.17       10.791       629        165,847        65.39        79
$200,001 - $250,000        7         1,547,236           3.22       11.043       564        221,034        80.73        66
$250,001 - $300,000        1           294,489           0.61        9.125       550        294,489        98.20        24
$300,001 - $450,000        5         1,773,845           3.69       10.765       537        354,769        73.69        88
$450,001 & Above           1           470,202           0.98       10.825       637        470,202        81.07        84
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==

                          Distribution by Current Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current Rate           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 7.00%                3      $    233,656           0.49%       6.225%      529       $ 77,885       100.57%       51
7.00- 7.49%                4           413,159           0.86        7.246       527        103,290        96.85        30
7.50- 7.99%                7           680,151           1.41        7.673       565         97,164        94.66        31
8.00- 8.49%                4           284,864           0.59        8.193       549         71,216        86.31        33
8.50- 8.99%               15         1,152,988           2.40        8.817       600         76,866        77.22        59
9.00- 9.49%               12           888,163           1.85        9.175       568         74,014        83.45        45
9.50- 9.99%               48         3,399,128           7.07        9.780       601         70,815        64.83        65
10.00-10.49%              91         5,561,314          11.56       10.238       624         61,113        63.46        81
10.50-10.99%             186        12,187,271          25.34       10.757       607         65,523        65.20        76
11.00-11.49%             122         6,734,496          14.00       11.196       592         55,201        70.36        82
11.50-11.99%             136         7,469,891          15.53       11.718       585         54,926        67.32        81
12.00-12.49%              68         3,569,196           7.42       12.178       592         52,488        65.82        77
12.50-12.99%              66         2,702,746           5.62       12.699       579         40,951        66.20        78
13.00-13.49%              31         1,312,807           2.73       13.186       569         42,349        65.99        75
13.50-13.99%              26         1,008,102           2.10       13.721       579         38,773        55.15        71
14.00% & Above            16           490,860           1.02       14.514       641         30,679        35.29        83
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Lien                   Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
First                    759      $ 45,177,520          93.95%      11.000%      594       $ 59,522        70.26%       78
Second                    76         2,911,273           6.05       11.547       623         38,306        20.51        24
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==



                          Distribution by Amortization

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortization           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
10 Year Amort              7      $    136,932           0.28%      11.290%      617       $ 19,562        27.14%       78
10 Year Balloon            1            15,479           0.03       10.625       502         15,479        19.35        21
15 Year Amort            188         6,269,816          13.04       11.315       626         33,350        43.20        68
15 Year Balloon           61         3,543,547           7.37       11.036       587         58,091        72.68        70
30 Year Amort            566        37,538,979          78.06       10.983       592         66,323        71.07        77
30 Year Balloon           12           584,040           1.21       11.182       599         48,670        57.06        53
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==


                   Distribution by Primary Mortgage Insurance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Primary Mortgage      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Insurance              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
> 80% Orig. LTV, MI       13      $  1,389,823           2.89%       8.115%      541       $106,909        98.12%       32
> 80% Orig. LTV, no MI   141        10,937,692          22.74       10.822       567         77,572        85.61        73
Under 80% Orig. LTV      681        35,761,278          74.37       11.211       607         52,513        60.43        77
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==


                            Distribution by Zip Code

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Zip Code               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
33016                    3      $    898,415           1.87%      10.934%      580       $299,472        82.43%       87
92570                    9           509,469           1.06       10.926       668         56,608        56.59        85
97355                    5           426,016           0.89       10.961       648         85,203        64.46        79
92028                    1           394,290           0.82       11.750       474        394,290        66.83        87
96819                    1           368,112           0.77       10.250       617        368,112        65.73        89
47630                    1           323,521           0.67       10.750       513        323,521        76.12        86
91737                    2           321,037           0.67        9.948       568        160,518        73.96        85
21044                    1           294,489           0.61        9.125       550        294,489        98.20        24
20001                    3           282,587           0.59       11.466       639         94,196        69.11        81
35211                    8           272,251           0.57       10.914       549         34,031        73.63        77
Others                 801        43,998,607          91.49       11.058       597         54,930        66.73        75
                       ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                  835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                       ===      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
State                  Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
California (Southern)     98      $  6,458,463          13.43%      10.818%      605       $ 65,903        58.40%       74
Georgia                   71         4,194,263           8.72       11.277       583         59,074        74.64        81
Oregon                    65         4,010,919           8.34       10.781       633         61,706        59.81        81
Florida                   62         3,859,652           8.03       11.307       582         62,252        72.62        80
California (Northern)     62         3,839,447           7.98       10.965       611         61,927        59.17        68
Alabama                   91         3,660,321           7.61       11.060       560         40,223        73.33        78
Washington                66         3,269,112           6.80       11.106       617         49,532        60.12        80
Maryland                  19         1,684,789           3.50       10.596       574         88,673        80.29        72
Ohio                      24         1,298,879           2.70       10.401       571         54,120        74.54        69
North Carolina            24         1,271,267           2.64       11.209       560         52,969        75.59        73
New York                  16         1,255,807           2.61       11.558       591         78,488        69.55        79
Others                   237        13,285,874          27.63       11.103       598         56,059        68.92        71
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==


                      Distribution by Current Amortized LTV

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current               Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortized LTV          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 50.00%             189      $  6,989,150          14.53%      11.299%      642       $ 36,980        30.40%       57
50.01 - 60.00%           120         5,258,789          10.94       11.115       612         43,823        56.31        83
60.01 - 70.00%           189        10,818,469          22.50       11.292       607         57,241        65.36        83
70.01 - 80.00%           186        12,820,762          26.66       11.138       586         68,929        74.52        81
80.01 - 85.00%            66         4,983,089          10.36       10.813       575         75,501        81.86        76
85.01 - 90.00%            57         4,386,912           9.12       11.181       557         76,963        86.47        78
90.01 - 95.00%             8           827,076           1.72        9.466       635        103,385        93.03        40
95.01 - 100.00%           16         1,712,474           3.56        8.797       528        107,030        96.93        40
100.01 - 125.00%           4           292,072           0.61        8.116       531         73,018       111.08        37
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==


                        Distribution by Occupancy Status

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Occupancy Status       Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Owner Occupied           686      $ 40,098,788          83.38%      10.949%      591       $ 58,453        67.68%       74
Non Owner                149         7,990,005          16.62       11.459       623         53,624        65.07        81
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Product Type           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Single Family            510      $ 30,073,499          62.54%      10.985%      586       $ 58,968        68.16%       75
Man Housing              153         7,485,604          15.57       11.043       630         48,926        63.38        77
PUD                      103         5,519,760          11.48       11.050       588         53,590        68.44        75
2-4 Family                46         3,638,906           7.57       11.222       618         79,107        68.54        72
Condo                     14           550,210           1.14       11.774       630         39,301        60.05        69
Mixed Use                  4           432,519           0.90       11.857       679        108,130        44.13        80
Townhouse                  5           388,295           0.81       10.637       503         77,659        77.84        86
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==


                       Distribution by Current FICO Score

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current FICO Score     Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
740 & Above               51      $  2,539,391           5.28%      10.627%      768       $ 49,792        56.21%       75
720-739                   28         1,411,166           2.93       10.836       727         50,399        57.25        82
700-719                   33         2,232,596           4.64       10.981       707         67,654        66.98        75
680-699                   42         2,291,384           4.76       11.085       691         54,557        59.05        73
660-679                   52         2,974,430           6.19       11.105       670         57,201        60.71        75
640-659                   57         2,768,123           5.76       11.389       651         48,564        57.59        72
620-639                   57         3,194,793           6.64       10.920       630         56,049        63.39        76
600-619                   72         3,964,335           8.24       11.287       610         55,060        64.19        76
580-599                   59         3,298,298           6.86       10.799       591         55,903        67.98        79
560-579                   61         3,742,966           7.78       11.143       568         61,360        67.46        77
540-559                   76         4,656,227           9.68       11.215       550         61,266        72.64        75
520-539                   80         4,974,307          10.34       11.101       531         62,179        71.58        79
500-519                   69         3,741,253           7.78       11.077       510         54,221        74.92        74
480-499                   53         3,538,077           7.36       10.539       490         66,756        78.00        68
400-479                   30         1,976,450           4.11       11.002       469         65,882        72.84        74
 N/A                      15           784,997           1.63       11.416       N/A         52,333        72.74        70
                         ---      ------------         ------       ------       ---       --------        -----        --
 TOTAL                   835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==

                  Distribution by Remaining Months to Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Remaining Months      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
to Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1 - 72                     8      $    146,281           0.30%      11.575%      619       $ 18,285        28.39%       80
73 - 84                    5           131,594           0.27       13.142       574         26,319        44.13        97
85 - 96                   50         1,656,348           3.44       11.620       637         33,127        45.95        88
97 - 108                 156         6,111,377          12.71       11.139       602         39,175        60.73        78
109 - 120                  3           182,103           0.38       10.996       492         60,701        85.98        64
121 - 180                 41         2,087,254           4.34       10.909       621         50,909        40.10        24
181 - 240                 26         1,279,861           2.66       10.859       622         49,225        29.10        32
241 - 300                515        33,391,218          69.44       11.180       596         64,837        70.57        83
301 - 360                 31         3,102,757           6.45        8.974       546        100,089        91.38        26
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Original Months to Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Original Months       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
to Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
0 - 120                    8      $    152,411           0.32%      11.223%      605       $ 19,051        26.35%       72
121 - 180                249         9,813,363          20.41       11.214       612         39,411        53.84        68
181 - 300                 32         1,630,091           3.39       10.652       611         50,940        40.25        28
301 - 360                546        36,492,928          75.89       11.001       591         66,837        72.22        79
                         ---      ------------         ------       ------       ---       --------        -----        --
TOTAL                    835      $ 48,088,793         100.00%      11.033%      596       $ 57,591        67.24%       75
                         ===      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           The Seasoned Mortgage Loans

--------------------------------------------------------------------------------
Scheduled Principal Balance:                                   $94,643,949
Number of Mortgage Loans:                                            1,370
Average Scheduled Principal Balance:                               $69,083
Weighted Average Gross Current Rate:                                10.58%
Weighted Average Net Rate:                                          10.08%
Weighted Average Current FICO Score:                                   593
Weighted Average Current Amortized LTV Ratio:                       68.34%
Weighted Average Stated Remaining Term (months):                       261
Weighted Average Seasoning (months):                                    82
Weighted Average Months to Roll:                                         4
Weighted Average Gross Margin:                                       5.79%
Weighted Average Net Margin:                                         5.29%
Weighted Average Next Adjustment Rate Cap:                           1.29%
Weighted Average Gross Maximum Lifetime Rate:                       15.25%
--------------------------------------------------------------------------------


                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current Principal     Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Balance                Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
$0 - $25,000             136      $  2,564,799           2.71%      11.590%      607       $ 18,859        46.39%       82
$25,001 - $50,000        506        19,228,213          20.32       11.212       602         38,000        63.16        82
$50,001 - $75,000        324        19,779,517          20.90       10.782       594         61,048        69.49        82
$75,001 - $100,000       176        15,177,985          16.04       10.336       595         86,239        69.80        82
$100,001 - $150,000      135        15,904,066          16.80       10.314       589        117,808        72.45        83
$150,001 - $200,000       51         8,586,528           9.07       10.445       604        168,363        71.28        81
$200,001 - $250,000       14         3,077,131           3.25        9.787       598        219,795        71.04        83
$250,001 - $300,000        8         2,170,345           2.29        9.541       564        271,293        70.15        83
$300,001 - $450,000       13         4,584,831           4.84       10.108       546        352,679        71.41        83
$450,001 & Above           7         3,570,533           3.77        9.803       585        510,076        66.61        80
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current Rate           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 7.00%                4      $    250,784           0.26%       6.483%      609       $ 62,696        70.05%       87
7.00- 7.49%                2           411,235           0.43        7.126       566        205,618        75.41        81
7.50- 7.99%               20         1,943,403           2.05        7.778       603         97,170        61.91        89
8.00- 8.49%               12         1,261,599           1.33        8.210       659        105,133        59.97        84
8.50- 8.99%               77         7,787,028           8.23        8.749       592        101,130        68.34        83
9.00- 9.49%               73         6,945,085           7.34        9.190       617         95,138        68.67        82
9.50- 9.99%              145        12,339,481          13.04        9.749       579         85,100        69.91        83
10.00-10.49%             161        11,188,917          11.82       10.228       609         69,496        67.45        83
10.50-10.99%             253        18,520,243          19.57       10.720       601         73,203        70.47        82
11.00-11.49%             180        11,057,215          11.68       11.213       581         61,429        70.17        82
11.50-11.99%             179        10,483,041          11.08       11.700       575         58,564        68.61        82
12.00-12.49%              84         4,774,400           5.04       12.177       584         56,838        68.11        81
12.50-12.99%              90         4,180,641           4.42       12.705       576         46,452        65.16        81
13.00-13.49%              34         1,499,718           1.58       13.188       573         44,109        65.34        80
13.50-13.99%              25           856,921           0.91       13.724       596         34,277        52.43        82
14.00% & Above            31         1,144,237           1.21       14.567       610         36,911        49.01        81
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                              Distribution by Lien

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Lien                   Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
First                  1,348      $ 94,138,404          99.47%      10.564%      593       $ 69,836        68.58%       82
Second                    22           505,545           0.53       13.660       610         22,979        23.11        90
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                    Distribution by Rate Adjustment Frequency

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Rate Adjustment       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Frequency              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Semi-Annually            626      $ 52,258,726          55.22%      10.108%      588       $ 83,480        68.64%       81
Annually                   7           792,524           0.84        8.917       597        113,218        77.46        77
N/A                      737        41,592,700          43.95       11.206       598         56,435        67.78        83
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==

                      Distribution by Months to Rate Reset

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Months to             Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Rate Reset             Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1-3                      255      $ 22,233,680          23.49%      10.143%      581       $ 87,191        69.21%       82
4-6                      372        30,317,057          32.03       10.054       594         81,497        68.24        81
7-12                       6           500,513           0.53        9.876       587         83,419        81.54        77
N/A                      737        41,592,700          43.95       11.206       598         56,435        67.78        83
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Next Cap

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Next Cap               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1.0%                    250      $ 23,033,492          24.34%       9.698%      591       $ 92,134        69.16%       83
1.5%                    376        29,225,234          30.88       10.430       586         77,727        68.23        80
2.0%                      7           792,524           0.84        8.917       597        113,218        77.46        77
N/A                     737        41,592,700          43.95       11.206       598         56,435        67.78        83
                      -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                 1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                      =====      ============         ======       ======       ===       ========        =====        ==


                        Distribution by Life Maximum Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Life Maximum Rate      Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 7.00%               10      $  1,066,647           1.13%       9.719%      546       $106,665        68.60%       88
7.00- 7.99%               93         8,719,760           9.21        9.460       602         93,761        66.46        84
13.00-13.99%               6           705,977           0.75        7.307       593        117,663        61.07        91
14.00-14.99%              15         1,398,638           1.48        8.087       595         93,243        66.09        86
15.00-15.99%              59         6,012,089           6.35        8.942       588        101,900        70.52        83
16.00-16.99%             135        12,647,274          13.36        9.606       592         93,684        70.05        81
17.00-17.99%             152        12,185,699          12.88       10.514       593         80,169        70.69        79
18.00-18.99%              94         6,559,324           6.93       11.490       564         69,780        69.13        80
19.00% & Above            69         3,755,841           3.97       12.569       581         54,432        62.68        78
N/A                      737        41,592,700          43.95       11.206       598         56,435        67.78        83
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                             Distribution by Margin

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Margin                 Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
2.00- 3.99%                8      $    832,269           0.88%       8.428%      572       $104,034        67.04%       99
4.00- 4.49%                4           219,723           0.23        8.400       629         54,931        58.13        91
4.50- 4.99%               50         5,443,208           5.75        9.092       592        108,864        67.19        85
5.00- 5.49%              115        12,350,960          13.05        9.702       594        107,400        70.43        83
5.50- 5.99%              154        14,337,952          15.15        9.859       590         93,104        71.42        80
6.00- 6.49%              143        10,049,504          10.62       10.484       590         70,276        66.90        80
6.50- 6.99%               91         6,169,837           6.52       10.803       578         67,800        66.58        79
7.00- 7.49%               42         2,098,125           2.22       11.514       570         49,955        65.88        79
7.50- 7.99%               15           989,774           1.05       12.248       569         65,985        61.63        78
8.00- 8.49%                7           371,952           0.39       12.977       597         53,136        71.49        75
8.50% & Above              4           187,945           0.20       13.968       612         46,986        59.74        74
N/A                      737        41,592,700          43.95       11.206       598         56,435        67.78        83
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Product Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Product Type           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1 Yr. ARM                  6      $    667,544           0.71%       8.785%      604       $111,257        77.65%       78
6 Mo. LIBOR              627        52,383,705          55.35       10.106       588         83,547        68.66        81
Fixed                    737        41,592,700          43.95       11.206       598         56,435        67.78        83
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                          Distribution by Amortization

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortization           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
10 Year Amort              7      $    136,932           0.14%      11.290%      617       $ 19,562        27.14%       78
15 Year Amort            178         5,524,153           5.84       11.249       625         31,035        48.01        82
15 Year Balloon           49         2,738,461           2.89       11.124       584         55,887        75.56        80
30 Year Amort          1,130        85,876,584          90.74       10.515       591         75,997        69.44        82
30 Year Balloon            6           367,820           0.39       11.487       577         61,303        78.83        81
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                   Distribution by Primary Mortgage Insurance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Primary Mortgage      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Insurance              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
> 80% Orig. LTV, no MI   210      $ 17,803,244          18.81%      10.573%      570       $ 84,777        84.65%       80
Under 80% Orig. LTV    1,160        76,840,705          81.19       10.582       598         66,242        64.56        83
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                            Distribution by Zip Code

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Zip Code               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
33016                     3      $    898,415           0.95%      10.934%      580       $299,472        82.43%       87
92570                    12           709,221           0.75       10.783       663         59,102        61.16        85
91710                     2           639,114           0.68        9.328       705        319,557        53.21        85
80110                     1           617,033           0.65       11.500       495        617,033        63.61        83
92592                     1           486,800           0.51        9.850       561        486,800        75.83        76
91001                     1           481,195           0.51        9.375       580        481,195        54.99        78
93960                     1           474,176           0.50        8.500       586        474,176        66.32        74
06840                     1           471,293           0.50        9.080       516        471,293        76.63        77
84117                     1           425,861           0.45        8.625       547        425,861        53.23        87
93550                     4           423,769           0.45       10.089       664        105,942        72.63        82
Others                1,343        89,017,072          94.05       10.619       593         66,282        68.44        82
                      -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                 1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                      =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
State                  Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
California (Southern)    176      $ 15,001,800          15.85%       9.969%      610       $ 85,238        65.96%       85
Oregon                   116         7,789,005           8.23       10.477       615         67,147        64.64        81
California (Northern)     93         7,775,248           8.22       10.117       603         83,605        67.26        83
Washington               121         7,250,549           7.66       10.481       601         59,922        64.29        83
Florida                   90         6,217,424           6.57       10.814       580         69,082        70.94        83
Georgia                   84         5,131,333           5.42       11.027       584         61,087        74.29        82
Alabama                   98         4,013,987           4.24       11.000       564         40,959        73.77        78
Texas                     45         3,528,516           3.73       10.508       574         78,411        74.52        78
Colorado                  32         3,103,888           3.28       10.750       588         96,997        63.86        81
New York                  28         2,746,699           2.90       11.389       599         98,096        68.76        79
Others                   487        32,085,500          33.90       10.779       584         65,884        69.10        82
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                      Distribution by Current Amortized LTV

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current               Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortized LTV          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 50.00%             206      $  7,950,380           8.40%      10.820%      639       $ 38,594        37.21%       83
50.01 - 60.00%           195        11,298,289          11.94       10.572       606         57,940        55.87        82
60.01 - 70.00%           387        26,878,075          28.40       10.616       600         69,452        65.00        83
70.01 - 80.00%           375        30,839,854          32.59       10.499       583         82,240        74.47        83
80.01 - 85.00%           109         9,430,654           9.96       10.429       571         86,520        81.77        81
85.01 - 90.00%            81         6,933,734           7.33       10.787       560         85,602        86.34        79
90.01 - 95.00%             4           280,266           0.30        9.205       661         70,067        94.39        86
95.01 - 100.00%           11           913,392           0.97       10.604       585         83,036        96.20        78
100.01 - 125.00%           2           119,306           0.13       11.465       690         59,653       107.40        76
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                        Distribution by Occupancy Status

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Occupancy Status       Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Owner Occupied         1,087      $ 78,622,588          83.07%      10.507%      588       $ 72,330        69.10%       82
Non Owner                283        16,021,362          16.93       10.942       616         56,613        64.58        81
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Property Type          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Single Family            834      $ 59,156,751          62.50%      10.562%      585       $ 70,931        68.69%       82
PUD                      168        13,211,725          13.96       10.182       586         78,641        71.75        83
Man Housing              229        11,556,155          12.21       10.835       622         50,464        63.47        81
2-4 Family                81         6,370,556           6.73       11.100       614         78,649        67.15        82
Condo                     42         2,947,088           3.11       10.501       605         70,169        69.01        84
Mixed Use                  6           674,711           0.71       10.896       679        112,452        49.88        78
Townhouse                  9           644,339           0.68       10.724       549         71,593        79.57        83
N/A                        1            82,623           0.09       10.750       N/A         82,623        80.00        78
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                       Distribution by Current FICO Score

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current FICO Score     Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
740 & Above               74      $  3,932,660           4.16%      10.203%      769       $ 53,144        57.77%       84
720-739                   40         2,832,647           2.99       10.044       726         70,816        57.04        83
700-719                   60         4,093,065           4.32       10.631       709         68,218        66.43        82
680-699                   69         4,125,498           4.36       11.042       690         59,790        64.00        81
660-679                   82         5,255,436           5.55       10.413       670         64,091        66.17        83
640-659                   90         5,702,602           6.03       10.461       650         63,362        66.66        82
620-639                   79         5,619,920           5.94       10.473       630         71,138        68.39        83
600-619                  111         7,191,125           7.60       10.661       610         64,785        67.60        82
580-599                  115         8,968,632           9.48       10.283       589         77,988        69.35        83
560-579                  106         8,370,038           8.84       10.674       568         78,963        70.67        83
540-559                  126         8,953,678           9.46       10.621       549         71,061        71.35        82
520-539                  131        10,383,934          10.97       10.618       530         79,267        71.69        81
500-519                  110         6,910,881           7.30       10.811       511         62,826        69.85        82
480-499                   88         6,080,867           6.42       10.966       491         69,101        69.92        83
400-479                   55         4,211,031           4.45       10.712       466         76,564        71.07        81
 N/A                      34         2,011,934           2.13       10.130       N/A         59,175        69.93        85
                       -----      ------------         ------       ------       ---       --------        -----        --
 TOTAL                 1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==


                  Distribution by Remaining Months to Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Remaining Months      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
to Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1 - 72                     9      $    213,051           0.23%      11.199%      644       $ 23,672        50.85%       79
73 - 84                   15           333,990           0.35       11.276       601         22,266        43.60        97
85 - 96                   53         1,746,388           1.85       11.474       637         32,951        45.75        88
97 - 108                 158         6,203,188           6.55       11.146       602         39,261        60.86        79
109 - 120                  1            14,242           0.02       10.000       539         14,242        38.12        43
121 - 180                  5           270,526           0.29       10.551       571         54,105        68.11        81
181 - 240                  2           172,443           0.18        9.334       581         86,222        69.08        154
241 - 300              1,125        85,555,126          90.40       10.518       591         76,049        69.52        82
301 - 360                  2           134,996           0.14       11.441       580         67,498        48.69        39
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Original Months to Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Original Months       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
to Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
0 - 120                    7      $    136,932           0.14%      11.290%      617       $ 19,562        27.14%       78
121 - 180                227         8,262,614           8.73       11.208       611         36,399        57.14        81
181 - 300                  7           381,839           0.40       10.937       563         54,548        68.02        83
301 - 360              1,129        85,862,565          90.72       10.517       591         76,052        69.48        82
                       -----      ------------         ------       ------       ---       --------        -----        --
TOTAL                  1,370      $ 94,643,949         100.00%      10.580%      593       $ 69,083        68.34%       82
                       =====      ============         ======       ======       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            The Other Mortgage Loans

--------------------------------------------------------------------------------
Scheduled Principal Balance:                                   $12,326,166
Number of Mortgage Loans:                                              122
Average Scheduled Principal Balance:                              $101,034
Weighted Average Gross Current Rate:                                 9.08%
Weighted Average Net Rate:                                           8.58%
Weighted Average Current FICO Score:                                   601
Weighted Average Current Amortized LTV Ratio:                       69.94%
Weighted Average Stated Remaining Term (months):                       318
Weighted Average Seasoning (months):                                    10
Weighted Average Months to Roll:                                        11
Weighted Average Gross Margin:                                       5.98%
Weighted Average Net Margin:                                         5.48%
Weighted Average Next Adjustment Rate Cap:                           2.41%
Weighted Average Gross Maximum Lifetime Rate:                       14.87%
--------------------------------------------------------------------------------


                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current Principal     Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Balance                Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
$0 - $25,000              10      $    202,357           1.64%      11.647%      574       $ 20,236        19.29%       10
$25,001 - $50,000         35         1,260,998          10.23       11.259       602         36,029        29.03        10
$50,001 - $75,000         19         1,205,581           9.78        9.771       580         63,452        58.04        11
$75,001 - $100,000        25         2,156,980          17.50        9.493       599         86,279        67.67        10
$100,001 - $150,000       13         1,608,664          13.05        9.044       584        123,743        82.01         9
$150,001 - $200,000        7         1,172,488           9.51        9.208       577        167,498        74.55        10
$200,001 - $250,000        5         1,104,164           8.96        9.124       585        220,833        90.80         8
$250,001 - $300,000        2           559,823           4.54        8.840       511        279,911        71.52        10
$450,001 & Above           6         3,055,112          24.79        7.425       653        509,185        80.51         9
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current Rate           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 7.00%                2      $  1,022,784           8.30%       6.629%      685       $511,392        79.42%        8
7.00- 7.49%                3           788,478           6.40        7.267       665        262,826        77.70         9
7.50- 7.99%                5         1,351,434          10.96        7.625       652        270,287        87.60         9
8.00- 8.49%                8         1,037,249           8.42        8.265       561        129,656        86.53         8
8.50- 8.99%               16         2,006,390          16.28        8.824       564        125,399        79.19        11
9.00- 9.49%               12         1,317,493          10.69        9.276       558        109,791        81.28        11
9.50- 9.99%               19         2,107,303          17.10        9.758       571        110,911        72.46        10
10.00-10.49%               8           653,659           5.30       10.185       614         81,707        63.48        10
10.50-10.99%              26         1,235,493          10.02       10.926       614         47,519        20.23        10
11.00-11.49%               2            58,669           0.48       11.130       588         29,335        25.54         8
11.50-11.99%               7           306,658           2.49       11.789       619         43,808        48.75        10
12.00-12.49%               5           191,713           1.56       12.090       641         38,343        24.53        10
12.50-12.99%               6           147,226           1.19       12.910       583         24,538        19.59        11
13.00-13.49%               2            67,722           0.55       13.057       595         33,861        21.38        12
13.50-13.99%               1            33,895           0.27       13.550       585         33,895        23.54        12
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                              Distribution by Lien

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Lien                   Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
First                     68      $  9,920,439          80.48%       8.584%      595       $145,889        82.06%       10
Second                    54         2,405,728          19.52       11.103       626         44,551        19.97        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                    Distribution by Rate Adjustment Frequency

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Rate Adjustment       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Frequency              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Semi-Annually             55      $  8,814,239          71.51%       8.486%      594       $160,259        81.89%       10
N/A                       67         3,511,927          28.49       10.554       620         52,417        39.94        10
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                      Distribution by Months to Rate Reset

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Months to             Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Rate Reset             Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
7-12                      12      $  1,521,226          12.34%       9.177%      527       $126,769        76.12%       13
13-24                     43         7,293,013          59.17        8.342       608        169,605        83.09         9
N/A                       67         3,511,927          28.49       10.554       620         52,417        39.94        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Next Cap

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Next Cap               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1.5%                     28      $  3,474,379          28.19%       9.119%      536       $124,085        76.62%       11
3.0%                     27         5,339,861          43.32        8.074       631        197,773        85.32         8
N/A                      67         3,511,927          28.49       10.554       620         52,417        39.94        10
                        ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                   122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                        ===      ============         ======        =====       ===       ========        =====        ==


                        Distribution by Life Maximum Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Life Maximum Rate      Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
12.00-12.99%               2      $  1,022,784           8.30%       6.629%      685       $511,392        79.42%        8
13.00-13.99%               4         1,654,307          13.42        7.454       686        413,577        85.47         9
14.00-14.99%              15         2,035,714          16.52        8.266       568        135,714        85.39         9
15.00-15.99%              17         2,068,724          16.78        9.057       545        121,690        79.92        11
16.00-16.99%              14         1,750,025          14.20        9.747       544        125,002        78.37        11
17.00-17.99%               3           282,686           2.29       10.847       572         94,229        80.85         8
N/A                       67         3,511,927          28.49       10.554       620         52,417        39.94        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                             Distribution by Margin

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Margin                 Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
2.00- 3.99%                2      $  1,022,784           8.30%       6.629%      685       $511,392        79.42%        8
4.00- 4.49%                1           531,350           4.31        7.250       695        531,350        79.42         9
4.50- 4.99%                2           561,917           4.56        7.476       685        280,958        82.40         7
5.00- 5.49%                1            73,142           0.59        8.990       686         73,142        79.50        11
5.50- 5.99%                9         1,673,100          13.57        8.258       625        185,900        91.74         9
6.00- 6.49%               10         1,256,064          10.19        8.454       561        125,606        85.34         9
6.50- 6.99%               11         1,222,813           9.92        9.412       546        111,165        82.03        10
7.00- 7.49%               18         2,382,655          19.33        9.436       529        132,370        74.36        11
8.00- 8.49%                1            90,414           0.73        9.750       559         90,414        89.52        11
N/A                       67         3,511,927          28.49       10.554       620         52,417        39.94        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                          Distribution by Product Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Product Type           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
2/28 ARM                  54      $  8,548,073          69.35%       8.455%      596       $158,298        82.64%       10
3/27 ARM                   1           266,167           2.16        9.490       515        266,167        57.86        13
Fixed                     67         3,511,927          28.49       10.554       620         52,417        39.94        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Amortization

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortization           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
10 Year Balloon            1      $     15,479           0.13%      10.625%      502       $ 15,479        19.35%       21
15 Year Amort             27         1,212,159           9.83       11.184       630         44,895        26.02        12
15 Year Balloon            5           281,322           2.28       10.834       661         56,264        20.24         6
30 Year Amort             83        10,600,986          86.00        8.753       596        127,723        77.37        10
30 Year Balloon            6           216,220           1.75       10.662       637         36,037        20.03         6
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                   Distribution by Primary Mortgage Insurance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Primary Mortgage      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Insurance              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
> 80% Orig. LTV, no MI    31      $  4,434,398          35.98%       8.867%      595       $143,045        89.87%        9
Under 80% Orig. LTV       91         7,891,768          64.02        9.192       605         86,723        58.74        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==

                            Distribution by Zip Code

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Zip Code               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
30017                    1      $    561,040           4.55%       7.625%      679       $561,040        94.29%       10
11238                    1           531,350           4.31        7.250       695        531,350        79.42         9
92832                    1           526,000           4.27        6.750       737        526,000        79.94         9
92694                    1           496,784           4.03        6.500       629        496,784        78.86         7
91301                    1           486,351           3.95        8.990       487        486,351        68.99        13
90740                    1           453,586           3.68        7.500       678        453,586        79.58         7
01775                    1           293,656           2.38        8.250       508        293,656        83.91         7
30058                    1           266,167           2.16        9.490       515        266,167        57.86        13
07065                    1           240,200           1.95        8.250       544        240,200        94.57         7
01821                    1           224,917           1.82        9.375       523        224,917        84.56        10
Others                 112         8,246,115          66.90        9.719       592         73,626        64.80        10
                       ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                  122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                       ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
State                  Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
California (Southern)     20      $  3,339,444          27.09%       8.520%      638       $166,972        63.94%        9
Georgia                    2           827,207           6.71        8.225       626        413,603        82.57        11
Florida                    9           732,740           5.94        9.392       565         81,416        80.83        10
California (Northern)     13           653,174           5.30       10.713       600         50,244        24.60        11
Michigan                   6           626,983           5.09        8.835       540        104,497        83.39        10
Texas                      6           586,515           4.76        9.298       559         97,752        80.78         8
Massachusetts              3           556,101           4.51        8.874       521        185,367        79.86         8
New York                   1           531,350           4.31        7.250       695        531,350        79.42         9
Ohio                       7           488,222           3.96        9.059       633         69,746        79.60        10
New Jersey                 2           458,043           3.72        8.844       619        229,021        94.64         7
Others                    53         3,526,389          28.61        9.776       578         66,536        67.05        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                      Distribution by Current Amortized LTV

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current               Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortized LTV          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 50.00%              54      $  2,405,728          19.52%      11.103%      626       $ 44,551        19.97%       10
50.01 - 60.00%             2           414,964           3.37        8.687       517        207,482        58.46        12
60.01 - 70.00%             5           702,540           5.70        9.328       545        140,508        68.43        13
70.01 - 80.00%            30         4,368,537          35.44        8.167       611        145,618        78.55         9
80.01 - 85.00%            15         1,956,460          15.87        9.119       533        130,431        84.41        10
85.01 - 90.00%             5           583,570           4.73        9.834       617        116,714        89.04         9
90.01 - 95.00%             7         1,382,270          11.21        8.108       647        197,467        94.42         9
95.01 - 100.00%            4           512,097           4.15        8.852       661        128,024        99.44         9
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                        Distribution by Occupancy Status

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Occupancy Status       Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Owner Occupied           116      $ 11,896,134          96.51%       9.048%      601       $102,553        69.69%       10
Non Owner                  6           430,032           3.49        9.838       615         71,672        76.90         9
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                          Distribution by Property Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Property Type          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Single Family             73      $  6,135,526          49.78%       9.513%      586       $ 84,048        63.60%       10
PUD                       16         2,901,954          23.54        8.207       623        181,372        73.68        10
2-4 Family                11         1,703,218          13.82        8.716       638        154,838        82.79         8
Man Housing               17         1,380,263          11.20        9.251       567         81,192        77.30        11
Condo                      5           205,205           1.66       10.063       659         41,041        50.29        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Current FICO Score


                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current FICO Score     Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
740 & Above                3      $    217,746           1.77%       9.075%      749       $ 72,582        74.66%       10
720-739                    1           526,000           4.27        6.750       737        526,000        79.94         9
700-719                    5           578,556           4.69        8.867       704        115,711        85.83         7
680-699                    6         1,045,540           8.48        8.611       693        174,257        63.75         8
660-679                    8         1,342,382          10.89        8.241       678        167,798        74.10         9
640-659                   12           967,092           7.85        9.761       649         80,591        60.01        10
620-639                   14         1,248,436          10.13        9.066       627         89,174        62.74         9
600-619                   11           641,950           5.21       10.265       612         58,359        52.48        11
580-599                    9           594,627           4.82       10.174       587         66,070        64.18        10
560-579                    9           490,484           3.98        9.942       567         54,498        57.20        10
540-559                    8           799,941           6.49        8.733       548         99,993        82.81         9
520-539                   10         1,007,462           8.17        9.139       526        100,746        69.46        10
500-519                   12         1,422,958          11.54        9.323       510        118,580        74.02        10
480-499                    8           898,338           7.29        9.014       490        112,292        73.36        12
400-479                    6           544,654           4.42        9.750       464         90,776        81.23        11
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                  Distribution by Remaining Months to Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Remaining Months      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
to Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
97 - 108                   1      $     15,479           0.13%      10.625%      502       $ 15,479        19.35%       21
121 - 180                 32         1,493,481          12.12       11.118       636         46,671        24.93        11
181 - 240                 23         1,033,319           8.38       10.865       629         44,927        19.25         9
301 - 360                 66         9,783,887          79.37        8.572       593        148,241        82.24        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==


                   Distribution by Original Months to Maturity


                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Original Months       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
to Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
0 - 120                    1      $     15,479           0.13%      10.625%      502       $ 15,479        19.35%       21
121 - 180                 32         1,493,481          12.12       11.118       636         46,671        24.93        11
181 - 300                 23         1,033,319           8.38       10.865       629         44,927        19.25         9
301 - 360                 66         9,783,887          79.37        8.572       593        148,241        82.24        10
                         ---      ------------         ------        -----       ---       --------        -----        --
TOTAL                    122      $ 12,326,166         100.00%       9.075%      601       $101,034        69.94%       10
                         ===      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Reperforming Mortgage Loans

   -----------------------------------------------------------------------
   Scheduled Principal Balance:                                $3,568,741
   Number of Mortgage Loans:                                           37
   Average Scheduled Principal Balance:                           $96,452
   Weighted Average Gross Current Rate:                             9.47%
   Weighted Average Net Rate:                                       8.97%
   Weighted Average Current FICO Score:                               527
   Weighted Average Current Amortized LTV Ratio:                   90.64%
   Weighted Average Stated Remaining Term (months):                   290
   Weighted Average Seasoning (months):                                39
   Weighted Average Months to Roll:                                     4
   Weighted Average Gross Margin:                                   7.37%
   Weighted Average Net Margin:                                     6.87%
   Weighted Average Next Adjustment Rate Cap:                       1.81%
   Weighted Average Gross Maximum Lifetime Rate:                   16.94%
   -----------------------------------------------------------------------


                    Distribution by Current Principal Balance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current Principal     Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Balance                Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
$0 - $25,000               1      $     12,954           0.36%       7.375%      539       $ 12,954         8.83%       79
$25,001 - $50,000          1            25,082           0.70       13.375       518         25,082        69.67        20
$50,001 - $75,000         13           827,344          23.18       10.584       511         63,642        87.28        45
$75,001 - $100,000         9           808,087          22.64        8.616       520         89,787        91.72        36
$100,001 - $150,000        9         1,072,909          30.06        7.776       540        119,212        95.54        42
$150,001 - $200,000        2           324,416           9.09       11.655       503        162,208        87.98        38
$200,001 - $250,000        1           203,459           5.70       13.850       546        203,459        75.36        35
$250,001 - $300,000        1           294,489           8.25        9.125       550        294,489        98.20        24
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==


                          Distribution by Current Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current Rate           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 7.00%                2      $    215,695           6.04%       6.692%      511       $107,847        96.01%       60
7.00- 7.49%                5           426,113          11.94        7.250       527         85,223        94.18        32
7.50- 7.99%                7           680,151          19.06        7.673       565         97,164        94.66        31
8.00- 8.49%                1           120,422           3.37        8.000       450        120,422        99.52        45
8.50- 8.99%                3           268,771           7.53        8.500       492         89,590        96.58        35
9.00- 9.49%                5           541,271          15.17        9.179       549        108,254        89.87        38
9.50- 9.99%                1            82,807           2.32        9.750       538         82,807        89.04        21
10.50-10.99%               5           502,520          14.08       10.766       512        100,504        87.77        58
12.00-12.49%               2           129,783           3.64       12.190       475         64,892        94.52        46
12.50-12.99%               2           230,151           6.45       12.539       508        115,076        80.95        20
13.00-13.49%               2            93,498           2.62       13.320       486         46,749        91.24        33
13.50-13.99%               1           203,459           5.70       13.850       546        203,459        75.36        35
14.00% & Above             1            74,099           2.08       14.327       N/A         74,099        73.36        62
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by Lien

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Lien                   Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
First                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==


                    Distribution by Rate Adjustment Frequency

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Rate Adjustment       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Frequency              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Semi-annually              5      $    473,996          13.28%      11.784%      499       $ 94,799        87.03%       35
Annually                   1           110,578           3.10        6.875       523        110,578        73.72        100
N/A                       31         2,984,166          83.62        9.193       532         96,263        91.85        37
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==


                      Distribution by Months to Rate Reset

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Months to             Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Rate Reset             Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1-3                        1            64,774           1.82       12.380       467         64,774       101.21        29
4-6                        5           519,800          14.57        9.193       532         96,263        91.85        50
N/A                       31         2,984,166          83.62        9.193       532         96,263        91.85        37
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==


                            Distribution by Next Cap

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Next Cap               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1.0%                      3      $    341,469           9.57%       9.853%      500       $113,823        89.78%       65
2.0%                      1            12,954           0.36        7.375       539         12,954         8.83        79
3.0%                      2           230,151           6.45       12.539       508        115,076        80.95        20
N/A                      31         2,984,166          83.62        9.193       532         96,263        91.85        37
                         --      ------------         ------        -----       ---       --------        -----        --
TOTAL                    37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                         ==      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Life Maximum Rate      Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
13.00-13.99%               1      $    110,578           3.10%       6.875%      523       $110,578        73.72%       100
15.00-15.99%               1            12,954           0.36        7.375       539         12,954         8.83        79
16.00-16.99%               1           166,117           4.65       10.850       497        166,117        96.02        55
18.00-18.99%               3           294,926           8.26       12.504       499         98,309        85.40        22
N/A                       31         2,984,166          83.62        9.193       532         96,263        91.85        37
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==


                             Distribution by Margin

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Margin                 Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
2.00- 3.99%                1      $    110,578           3.10%       6.875%      523       $110,578        73.72%       100
5.00- 5.49%                1            12,954           0.36        7.375       539         12,954         8.83        79
7.50- 7.99%                1           166,117           4.65       10.850       497        166,117        96.02        55
8.50% & Above              3           294,926           8.26       12.504       499         98,309        85.40        22
N/A                       31         2,984,166          83.62        9.193       532         96,263        91.85        37
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==

                          Distribution by Product Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Product Type           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
1 Yr. ARM                  1      $    110,578           3.10%       6.875%      523       $110,578        73.72%       100
2/28 ARM                   2           230,151           6.45       12.539       508        115,076        80.95        20
6 Mo. LIBOR                3           243,845           6.83       11.072       491         81,282        92.77        49
Fixed                     31         2,984,166          83.62        9.193       532         96,263        91.85        37
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==

                          Distribution by Amortization

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortization           Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
15 Year Balloon            7      $    523,764          14.68%      10.681%      535       $ 74,823        85.78%       49
30 Year Amort             30         3,044,977          85.32        9.256       526        101,499        91.48        37
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Primary Mortgage Insurance

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Primary Mortgage      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Insurance              Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
> 80% Orig. LTV, MI       14      $  1,461,675          40.96%       8.336%      539       $104,405        97.42%       32
> 80% Orig. LTV, no MI    13         1,261,750          35.36        9.456       513         97,058        93.91        40
Under 80% Orig. LTV       10           845,316          23.69       11.431       523         84,532        74.05        49
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==

                            Distribution by Zip Code

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Zip Code               Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
21044                    1      $    294,489           8.25%       9.125%      550       $294,489        98.20%       24
48334                    1           203,459           5.70       13.850       546        203,459        75.36        35
60402                    1           166,117           4.65       10.850       497        166,117        96.02        55
08527                    1           158,299           4.44       12.500       509        158,299        79.55        20
95358                    1           142,630           4.00        7.500       487        142,630        96.37        22
84404                    1           133,323           3.74        7.375       515        133,323        96.26        26
27856                    1           130,173           3.65        7.250       566        130,173        95.72        24
20002                    1           123,409           3.46        7.875       779        123,409        91.41        47
11784                    1           120,422           3.37        8.000       450        120,422        99.52        45
20744                    1           110,578           3.10        6.875       523        110,578        73.72        100
Others                  27         1,985,841          55.65        9.467       513         73,550        90.76        41
                        --      ------------         ------        -----       ---       --------        -----        --
TOTAL                   37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                        ==      ============         ======        =====       ===       ========        =====        ==


                              Distribution by State

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
State                  Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Maryland                   3      $    510,184          14.30%       8.096%      534       $170,061        97.27%       39
Michigan                   2           288,580           8.09       12.936       546        144,290        74.79        39
New Jersey                 2           254,698           7.14       10.702       498        127,349        83.86        22
Utah                       2           236,175           6.62        8.736       515        118,088        94.15        44
California (Northern)      2           234,428           6.57        7.892       484        117,214        96.35        29
North Carolina             2           227,502           6.37        8.850       554        113,751        94.42        39
Ohio                       3           219,662           6.16       10.684       509         73,221        91.44        36
Illinois                   1           166,117           4.65       10.850       497        166,117        96.02        55
Georgia                    2           141,736           3.97        8.340       478         70,868        90.24        52
Indiana                    2           138,407           3.88        8.833       505         69,203        87.58        38
California (Southern)      1            12,954           0.36        7.375       539         12,954         8.83        79
Others                    15         1,138,298          31.90        9.323       549         75,887        90.97        40
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Current Amortized LTV

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Current               Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Amortized LTV          Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Below 50.00%               1      $     12,954           0.36%       7.375%      539       $ 12,954         8.83%       79
60.01 - 70.00%             2            76,183           2.13       11.530       518         38,091        68.64        52
70.01 - 80.00%             7           756,179          21.19       11.491       523        108,026        75.71        49
80.01 - 85.00%             2           125,573           3.52       11.177       577         62,786        82.39        37
85.01 - 90.00%             4           302,985           8.49        9.536       535         75,746        88.24        36
90.01 - 95.00%             4           419,990          11.77        9.211       614        104,997        91.60        50
95.01 - 100.00%           13         1,570,566          44.01        8.568       512        120,813        97.08        33
100.01 - 125.00%           4           304,311           8.53        8.206       492         76,078       108.00        28
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==


                        Distribution by Occupancy Status

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Occupancy Status       Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Owner Occupied            35      $  3,413,236          95.64%       9.477%      528       $ 97,521        90.80%       39
Non Owner                  2           155,505           4.36        9.198       493         77,752        87.29        47
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==

                                  Property Type

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Property  Type         Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
Single Family             33      $  3,123,772          87.53%       9.427%      531       $ 94,660        90.93%       38
2-4 Family                 4           444,968          12.47        9.731       492        111,242        88.61        44
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==


                       Distribution by Current FICO Score

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
                      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
Current FICO Score     Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
740 & Above               1      $    123,409           3.46%       7.875%      779       $123,409        91.41%       47
660-679                   1            53,720           1.51        9.240       672         53,720        80.18        59
580-599                   1            86,731           2.43        7.750       594         86,731        89.05        18
560-579                   2           216,933           6.08        7.350       567        108,466        95.99        21
540-559                   2           497,948          13.95       11.056       548        248,974        88.87        28
520-539                   5           355,138           9.95        8.764       533         71,028        84.51        58
500-519                   7           590,837          16.56       10.030       510         84,405        88.46        28
80-499                   8           869,666          24.37        8.552       489        108,708        97.78        38
400-479                   5           395,348          11.08        9.757       467         79,070        96.40        44
 N/A                      5           379,010          10.62       11.095       N/A         75,802        78.29        59
                         --      ------------         ------        -----       ---       --------        -----        --
 TOTAL                   37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                         ==      ============         ======        =====       ===       ========        =====        ==





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Remaining Months      Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
to Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
109 - 120                  2      $    167,861           4.70%      11.081%      482       $ 83,931        90.04%       66
121 - 180                  5           355,903           9.97       10.493       552         71,181        83.77        42
81 - 240                   1            74,099           2.08       14.327       N/A         74,099        73.36        62
241 - 300                  6           406,908          11.40        8.039       545         67,818        79.19        54
301 - 360                 23         2,563,970          71.85        9.302       524        111,477        93.96        34
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==


                   Distribution by Original Months to Maturity

                                                                                                        Weighted
                                    Aggregate           Pct of                 Weighted                    Avg      Weighted
                      Number of     Principal          Mort Pool                 Avg        Average      Current      Avg
Original Months       Mortgage       Balance            By Agg      Gross      Current     Principal    Amortized   Seasoning
to Maturity            Loans       Outstanding         Prin Bal     Coupon    FICO Score    Balance        LTV        (Mo.)
------------------     -----       -----------         --------     ------    ----------    -------        ---        -----
121 - 180                  7      $    523,764          14.68%      10.681%      535       $ 74,823        85.78%       49
181 - 300                  3           247,588           6.94        9.631       581         82,529        86.93        31
301 - 360                 27         2,797,388          78.39        9.223       523        103,607        91.88        38
                          --      ------------         ------        -----       ---       --------        -----        --
TOTAL                     37      $  3,568,741         100.00%       9.465%      527       $ 96,452        90.64%       39
                          ==      ============         ======        =====       ===       ========        =====        ==





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or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.